                                                                      Prospectus
                                                                     May 1, 2000


Lexington Global and Domestic No-Load Mutual Funds

LEXINGTON/SM/

The Securities and Exchange Commission has not approved nor disapproved the shares of any of the Funds. The Securities and Exchange Commission also has not determined whether this Prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.


                DOMESTIC EQUITY

                Lexington Growth and Income Fund, Inc.


                INTERNATIONAL AND GLOBAL FUNDS

                Lexington Global Corporate Leaders Fund, Inc. Lexington International Fund, Inc.
                Lexington Worldwide Emerging Markets Fund, Inc. Lexington Global Technology Fund, Inc. Lexington Small Cap Asia Growth Fund, Inc. Lexington Troika Dialog Russia Fund, Inc.


                FIXED-INCOME AND
                MONEY MARKET FUNDS

                Lexington GNMA Income Fund, Inc.
                Lexington Global Income Fund
                Lexington Money Market Trust


                PRECIOUS METALS FUNDS

                Lexington Goldfund, Inc.
                Lexington Silver Fund, Inc.

 Table of Contents

       Domestic Equity Funds
        Lexington Growth and Income Fund, Inc. .............................   2
       International and Global Funds
        Lexington Global Corporate Leaders Fund, Inc. ......................   4
        Lexington International Fund, Inc. .................................   6
        Lexington Worldwide Emerging Markets Fund, Inc. ....................   8
        Lexington Global Technology Fund, Inc...............................  10
        Lexington Small Cap Asia Growth Fund, Inc. .........................  12
        Lexington Troika Dialog Russia Fund, Inc. ..........................  14
       Fixed Income Funds and Money Market Funds
        Lexington GNMA Income Fund, Inc. ...................................  16
        Lexington Global Income Fund........................................  18
        Lexington Money Market Trust........................................  20
       Precious Metals Funds
        Lexington Goldfund, Inc. ...........................................  22
        Lexington Silver Fund, Inc. ........................................  24
       Risks of Investing
        Risks of Investing in Mutual Funds..................................  26
        Risks of Investing in Securities of Small Companies.................  26
        Risks of Investing in Foreign Securities............................  27
        Risks of Investing in Lower Quality Debt Securities.................  27
        Risks of Investing in Securities of Russian Companies...............  27
        Non-diversified Portfolio...........................................  28
        Precious Metals.....................................................  28
        Temporary Defensive Position........................................  28
       Management of the Funds..............................................  29
       Shareholder Information
        Investment Options..................................................  35
        What You Need to Know About Your Lexington Account..................  36
        Becoming a Lexington Shareholder....................................  36
        Buying Additional Shares............................................  36
        Exchanging Shares...................................................  37
        Minimum Account Balance.............................................  37
        Redeeming Your Shares...............................................  38
        Redeeming by Written Instruction....................................  38
        Redeeming by Telephone..............................................  39
        Redeeming by Check..................................................  39
        Systematic Withdrawal Plan..........................................  39
        How Fund Shares are Priced..........................................  39
        Dividends and Capital Gain Distributions............................  40
        Taxes...............................................................  41
       Distribution of Fund's Shares........................................  42
       Financial Highlights.................................................  43

 Lexington Growth and Income Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Growth and Income Fund's principal
  Objective    investment objective is long-term capital
               appreciation. Income is a secondary objective.

---------------------------

 Investment  The Lexington Growth and Income Fund, Inc. ("the Fund")
   Strategy will invest at least 65% of its total assets in common stocks of U.S. companies, which may include dividend paying securities and securities convertible into shares of common stock. The Fund seeks to invest in large, ably managed and well financed companies. The investment approach is to identify high quality companies with good earnings and price momentum which sell at attractive valuations.

             The Fund may invest the remaining 35% of its assets in foreign securities and smaller capitalization companies.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

   DOMESTIC EQUITY
   FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                                                                                 |         Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington Growth       15.54%  23.17%  14.62%
-10.27%  24.87%  12.36%  13.22%  -3.11%  22.57%  26.46%  30.36%  21.42%  15.54%  |   and Income Fund
------   -----   -----   -----   -----   -----   -----   -----   -----   -----   |
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |   Standard & Poor's 500  21.04%  28.56%  18.21%
                                                                                 |   Stock Price Index
                                                                                 |   -----------------------------------------------
                                                                                 |                          1 Year  5 Year  10 Year

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 21.95% for the fourth quarter in 1998 and the Fund's lowest quarterly return was -14.87% for the third quarter in 1990.

This table describes the fees and expenses that      Fees and
you may pay if you buy and hold shares of the        Expenses
Fund.

 Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None

 Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 0.62%
 Rule 12b-1 Fees                                                 0.25%
 Other Fees                                                      0.08%
----------------------------------------------------------------------
 Total Fund Operating Expenses                                   0.95%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                3 Years                             5 Years                             10 Years
-----------------------------------------------------
$96.92                $302.71                             $525.50                             $1,166.38

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Global Corporate Leaders Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Global Corporate Leaders Fund's
 Objective     investment objective is to seek long-term growth of
               capital through investment in equity securities and equity equivalents of foreign and U.S. companies.

---------------------------

 Investment  The Lexington Global Corporate Leaders Fund, Inc. (the
   Strategy "Fund") normally invests at least 65% of its total assets in a diversified portfolio of blue chip securities that the Manager believes represent
             "corporate leaders" in their respective industries.

             The Fund may invest in the securities of companies and governments of the following regions:

             . Asia Region (including Japan);

             . Europe;

             . Latin America;

             . Africa;

             . North America (including U.S. and Canada); and,

             . Other areas and countries as the Manager may decide
               from time to time.

             The Fund will normally invest in at least three different countries. The Fund intends to select the countries, currencies and companies that provide the greatest potential for long- term growth.

             The Fund may invest 35% of its total assets in:

             . securities of smaller capitalization companies;

             . debt securities; and

             . other investments.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movements as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Some foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in these countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 INTERNATIONAL FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                                         |         Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington Growth       39.06%  17.93%  11.01%
-16.75%  15.55%  -3.55%  31.88%   1.84%  10.69%  16.43%   6.90%  19.06%  39.06%  |   and Corporate Leaders
------   -----   -----   -----   -----   -----   -----   -----   -----   -----   |   Fund
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |
                                                                                 |   Morgan Stanley Capital 25.34%  20.25%  11.96%
                                                                                 |   International World
                                                                                 |   Index
                                                                                 |   -----------------------------------------------
                                                                                 |                          1 Year  5 Year  10 Year


During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 25.16% for the fourth quarter in 1999 and the Fund's lowest quarterly return was -18.32% for the third quarter in 1990.

This table describes the fees and expenses that      Fees and
you may pay if you buy and hold shares of the        Expenses
Fund.

 Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
 Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 1.00%
 Rule 12b-1 Fees                                                  None
 Other Fees                                                      0.96%
----------------------------------------------------------------------
 Total Fund Operating Expenses                                   1.96%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                            5 Years                            10 Years
-----------------------------------------------------
 $198.98               $615.27                           $1,057.25                           $2,285.28

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington International Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington International Fund's investment
 Objective     objective is to seek long-term growth of capital
               through investment in equity securities and equity equivalents of companies outside of the U.S.

---------------------------

 Investment  The Lexington International Fund, Inc. (the "Fund")
   Strategy will invest at least 65% of its total assets in securities and equivalents of companies outside of the U.S. The Fund generally invests the remaining 35% of its total assets in a similar manner, but may invest those assets in companies in the United States, in debt securities or other investments.

             The Fund intends to provide investors with the opportunity to invest in a portfolio of securities of companies and governments located throughout the world. In making the allocation of assets among the various countries and geographic regions, the Fund considers such factors as prospects for relative economic-growth; expected levels of inflation and interest rates; government policies influencing business conditions; the range of investment opportunities available to international investors; and other pertinent financial, tax, social, political and national factors -- all in relation to the prevailing prices of the securities in each country or region. The Fund does not anticipate concentrating its investments in any particular region.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price of one or more of the companies in the Fund's portfolio. Due to the inherent effects of stock markets, the value of the Fund will fluctuate with the movement of the markets as well as in response to the activities of individual companies in the Fund's portfolio. By investing in foreign stocks, the Fund exposes shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to economic and political instability and regulatory conditions in some countries. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 INTERNATIONAL FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/03/94) through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]           |         Average Annual Returns Through 12/31/99
                                                   |
                                                   |   Lexington International 47.85%  16.52%  14.69%
 5.87%   5.77%  13.57%   1.61%  19.02%  47.85%     |   Fund
-----   -----   -----   -----   -----   -----      |
 1994    1995    1996    1997    1998    1999      |   Morgan Stanley Capital  27.30%  13.15%  12.30%
                                                   |   International (EAFE)
                                                   |   Index
                                                   |   -----------------------------------------------
                                                   |                          1 Year  5 Year    Since
                                                   |                                          Inception
                                                   |                                          (01/03/94)

During the six year period shown in the above graph chart, the Fund's highest quarterly return was 27.01% for the fourth quarter in 1999 and the Fund's lowest quarterly return was -10.65% for the fourth quarter in 1997.

                                                     Fees and
                                                     Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                   None
 Maximum Deferred Sales Charge (Load)                               None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                           None
 Redemption Fee (as a % of amount redeemed, if applicable)          None
 Exchange Fee                                                       None
 30-Day Redemption/Exchange Fee                                     None
 Maximum Account Fee                                                None
 Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                   1.00%
 Rule 12b-1 Fees                                                   0.25%
 Other Fees                                                        0.73%
------------------------------------------------------------------------
 Total Fund Operating Expenses                                     1.98%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                            5 Years                            10 Years
-----------------------------------------------------
 $200.99               $621.36                           $1,067.51                           $2,306.25

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Worldwide Emerging Markets Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Worldwide Emerging Markets Fund's
  Objective    investment objective is to seek long-term growth of
               capital primarily through investment in equity securities and equity equivalents of emerging market companies.

---------------------------

 Investment  The Lexington Worldwide Emerging Markets Fund, Inc.
   Strategy (the "Fund") will invest at least 65% of its total assets according to its investment objective. The Fund's definition of emerging markets includes, but is not limited to, the following:

             . Africa: Botswana, Egypt, Ghana, Ivory Coast, Kenya,
               Mauritius, Morocco, Namibia, South Africa, Swaziland, Tunisia, Zambia and Zimbabwe;

             . Asia: Bahrain, Bangladesh, China, Hong Kong, India,
               Indonesia, Malaysia, Pakistan, the Philippines,
               Singapore, South Korea, Sri Lanka, Taiwan and
               Thailand;

             . Europe: Croatia, Cyprus, Czech Republic, Estonia,
               Finland, Greece, Hungary, Latvia, Lithuania, Poland, Portugal, Romania, Russia, Slovakia and Slovenia;

             . The Middle East: Israel, Jordan, Lebanon, Oman and
               Turkey;

             . Latin America: Argentina, Bolivia, Brazil, Chile,
               Colombia, Ecuador, Mexico, Nicaragua, Peru and
               Venezuela.

             The Manager of the Fund considers an emerging markets company to be any company domiciled in an emerging market country, or any company that derives 50% or more of its total revenue from either goods or services produced or sold in countries with emerging markets.

             The Fund may invest the remaining 35% of its assets in equity securities without regard to whether the issuer qualifies as an emerging market company, debt securities denominated in the currency of an emerging market country or issued or guaranteed by an emerging market company or the government of an emerging market country, short-term or medium-term debt securities or other types of securities.

             The Fund's investment approach is to focus on positive returns through long-term capital gains. The investment strategy is based on a top-down approach that compares macro trends, such as economics, politics, industry trends, and commodity trends on a relative basis. Countries are grouped regionally and globally and ranked based on their macro scores. Once specific countries are identified as relative outperformers, specific companies are selected as investments. The selection process for selecting individual companies is based on fundamental research, industry themes, and identifying specific catalysts for growth.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price of one of the companies in the Fund's portfolio. In addition, the risks of investing in emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of their political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 INTERNATIONAL FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999*. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

* Prior to June 17, 1991, the Fund operated under a different investment objective.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                                         |         Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington Worldwide     112.58%   6.18%   7.68%
-14.44%  24.19%   3.77%  63.37% -13.81%  -5.93%   7.38% -11.40% -29.06% 112.58%  |   Emerging Markets Fund
------   -----   -----   -----  ------   -----   -----  ------  ------  ------   |
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |   Morgan Stanley Emerging  66.41%   2.00%  11.05%
                                                                                 |   Markets Free Index
                                                                                 |
                                                                                 |   Morgan Stanley Capital   27.30%  13.15%   7.33%
                                                                                 |   International (EAFE)
                                                                                 |   Index
                                                                                 |   -----------------------------------------------
                                                                                 |                          1 Year  5 Year  10 Year

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 78.49% for the fourth quarter in 1999 and the Fund's lowest quarterly return was -26.18% for the third quarter in 1998.

This table describes the fees and expenses that      Fees and
you may pay if you buy and hold shares of the        Expenses
Fund.

 Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                   None
 Maximum Deferred Sales Charge (Load)                               None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                           None
 Redemption Fee (as a % of amount redeemed, if applicable)          None
 Exchange Fee                                                       None
 30-Day Redemption/Exchange Fee                                     None
 Maximum Account Fee                                                None
 Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                   1.00%
 Rule 12b-1 Fees                                                   0.25%
 Other Fees                                                        0.75%
------------------------------------------------------------------------
 Total Fund Operating Expenses                                     2.00%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                            5 Years                            10 Years
-----------------------------------------------------
 $203.00               $627.45                           $1,077.75                           $2,327.17

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Global Technology Fund a series of Lexington Global Technology Fund, Inc.

 Risk/Return Summary

 Investment  The Lexington Global Technology Fund's investment
  Objective  objective is to seek long term growth of capital. This objective may not be changed without the approval of shareholders, and there is no assurance that the Fund will achieve its objective.

---------------------------

 Investment  The Fund seeks to achieve its objective by investing at
   Strategy least 80% of its total assets in equity securities or equity equivalents of technology or information infrastructure related companies. The Manager considers technology or information age companies to be in the following sectors: biotechnology, broadcasting and media content, computers, electronic components and equipment, electronic commerce and data services, data processing, information systems, internet, medical technology, networking, office automation, on-line services, semiconductors, semiconductor capital equipment, server hardware producers, software companies, telecommunications, telecommunications equipment and services, and companies involved in the distribution, servicing, science and development of these industries.

             The Fund expects that such companies will be located within Africa, Asia, Europe, the Middle East and Latin America. However, the Fund is not limited to these countries and may invest in any country so long as it meets the Fund's objective. Many of the regions in which the Fund will invest will include emerging market countries.

             The Fund's management uses a "bottom-up" approach in stock selection focusing on those companies that it believes have rising earnings expectations and rising valuations. The Fund seeks growth companies with long-term capital appreciation potential. In selecting individual securities the Manager looks for companies that it believes display or are expected to display the following characteristics:

             .Robust growth prospects

             .High profit margins or return on capital

             .Attractive valuations relative to expected earnings or cash flow

             .Quality management

             .Unique technological and competitive advantages

             The Fund generally sells a stock if the Manager believes that its target price has been reached, its earnings are disappointing, its revenue growth has slowed or its underlying fundamentals have deteriorated. In addition, the Manager will overlay a top-down macro economic and political screening process in order to assess country specific risks and enhance returns. The Fund may invest in larger, more established companies or in smaller or unseasoned companies.

             The Fund may invest the remaining 20% of its assets in debt securities denominated in U.S. or foreign currencies.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sharp or sudden decline in the share price of one of the companies in the Fund's portfolio. Investments in companies in the rapidly changing fields of technology and science face special risks such as competitive pressures and technological obsolescence and may be subject to greater governmental regulation than

--

 INTERNATIONAL FUNDS

many other industries. In addition, the risks of investing in foreign markets, especially emerging markets are considerable. Emerging stock markets tend to be more volatile than the U.S. market due to the relative immaturity, and occasional instability, of the countries political and economic systems. In the past many emerging markets restricted the flow of money into or out of their stock markets, and some continue to impose restrictions on foreign investors. These markets tend to be less liquid and offer less regulatory protection for investors. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. In addition, most of the foreign securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar. The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

For a more detailed discussion involving
investments in the Fund, please read "Risks of       Fees and
Investing" on page 26.                               Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

 Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                   None
 Maximum Deferred Sales Charge (Load)                               None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                           None
 Redemption Fee (as a % of amount redeemed, if applicable)+        2.00%
 Exchange Fee                                                       None
 Maximum Account Fee                                                None
 Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                   1.25%
 Rule 12b-1 Fees                                                    None
 Other Fees                                                        1.75%
------------------------------------------------------------------------
 Total Fund Operating Expenses*                                    3.00%

+ The 2.00% redemption fee only applies to shares
  held less than 90 days.
* The Manager has agreed to voluntarily waive a portion of the management fee so that total net operating expenses do not exceed 2.50%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                                                                3 Years
-----------------------------------------------------
 $253.13                                                               $778.52

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Small Cap Asia Growth Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Small Cap Asia Growth Fund's investment
  Objective    objective is to seek long-term capital appreciation
               primarily by investing in equity securities and equity equivalents of companies in the Asia Region having market capitalizations of less than $1 billion.

---------------------------

 Investment  The Lexington Small Cap Asia Growth Fund, Inc. (the
   Strategy "Fund") will normally invest at least 65% of its total assets in equity securities of smaller companies in the Asia Region. The Fund will primarily invest in listed securities but may also invest in unlisted securities.

             The Fund intends to invest primarily in companies which:

             .have proven management;

             .are undervalued and under-researched by the investment community;

             .are within industry sectors with strong growth prospects; and

             . which have potential investment returns that are
               superior to the Asian market as a whole.

             .companies with market capitalizations of $1 billion or more;

             .companies outside the Asia Region (e.g. Australia or
             New Zealand);

             .debt securities; and

             .other investments.

             The Fund considers the following countries to be in the Asia Region:(1)

             Bangladesh    India     Malaysia     Singapore  Taiwan
             China         Indonesia Pakistan     Sri Lanka  Thailand
             Hong Kong     Korea     The          Vietnam
                                     Philippines

             The Fund will normally invest in at least three different countries. The Fund does not intend to invest in Japanese securities.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. The Fund's volatility may be increased by its heavy concentration in emerging Asian markets as they tend to be much more volatile than the U.S. market due to their relative immaturity and instability. The economies of emerging countries may be predominately based on only a few industries or on revenue from particular commodities, international aid and other assistance. Some emerging Asian countries, such as Malaysia in 1998, have restricted the flow or money into or out of the country. Emerging markets also tend to be less liquid and offer less regulatory protection for investors. Since mid-1997 Asia has faced serious economic problems and disruptions, causing substantial losses for some investors. Also, most of the securities in which the Fund invests are denominated in foreign currencies, whose values may decline against the U.S. dollar.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

             (1) The Fund considers a company to be within the Asia Region if its principal securities' trading market is located in the Asia Region.

--

 INTERNATIONAL FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (07/03/95) through 12/31/99. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

               [BAR CHART]                    |     Average Annual Returns Through 12/31/99
                                              |
                                              |   Lexington Small Cap          57.29%  -2.38%
-4.39%  25.50% -42.32% -19.41%  57.29%        |   Asia Growth Fund
-----   -----  ------  ------   -----         |
 1995    1996    1997    1998    1999         |   MSCI All Country Far East    67.83%   0.47%
                                              |   ex-Japan Index
                                              |
                                              |   Morgan Stanley Capital       27.30%  13.99%
                                              |   International (EAFE) Index
                                              |   ---------------------------------------------
                                              |                                1 Year   Since
                                              |                                       Inception
                                              |                                       (07/03/95)

During the five year period shown in the above graph chart, the Fund's highest quarterly return was 39.57% for the second quarter in 1999 and the Fund's lowest quarterly return was -41.41% for the fourth quarter in 1997.

This table describes the fees and expenses that      Fees and
you may pay if you buy and hold shares of the        Expenses
Fund.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as % of amount redeemed, if applicable)          None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
This table describes the fees and expenses that
you may pay if you buy and hold shares of the
Fund.

Annual Fund Operating Expenses (Paid from Fund assets)*
 Management Fees                                                 1.25%
 Rule 12b-1 Fees                                                  None
 Other Fees                                                      1.75%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    3.00%

* In 1999, 0.50% of the management fee was voluntarily waived by the Manager, and as a result, net expenses were actually 2.50%.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year               3 Years                           5 Years                            10 Years
----------------------------------------------------------------------------------------------------
$ 303.00              $ 927.30                         $ 1,576.82                         $ 3,317.77

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Troika Dialog Russia Fund, Inc.


 Risk/Return Summary

 Investment  . The Lexington Troika Dialog Russia Fund's investment
  Objective    objective is to seek long-term capital appreciation
               through investment primarily in equity securities of Russian companies.

---------------------------

 Investment  The Lexington Troika Dialog Russia Fund, Inc. (the
   Strategy "Fund") seeks to achieve its objective by investing at least 65% of its total assets in equity securities and equity equivalents of Russian companies. The Fund may invest the other 35% of its total assets in debt securities issued by Russian companies and debt securities issued or guaranteed by the Russian government. The Fund may also invest in the equity securities of issuers outside of Russia which the Fund believes will experience growth in revenue and profits from participation in the development of the economies of the former Soviet Union.

  Principal  The Fund's investments will include investments in
      Risks Russian companies that have characteristics and business relationships common to companies outside of Russia, and as a result, outside economic forces may cause fluctuations in the value of securities held by the Fund.

             Additional risks associated with investing in securities of Russian issuers include:

             . The lack of available reliable financial information
               which has been prepared and audited in accordance with U.S. or Western European generally accepted accounting principles and auditing standards;

             . The extremely volatile and often illiquid nature of
               the secondary market for Russian securities;

             . A cumbersome share registration system for recording
               ownership of Russian securities which may adversely affect a person's ability to prove ownership.

             . The potential for unfavorable action such as
               expropriation, dilution, devaluation, default or excessive taxation by the Russian government or any of its agencies or political subdivisions with respect to investments in Russian securities by or for the benefit of foreign entities.

             The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 INTERNATIONAL FUNDS


                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (07/03/96) through 12/31/99. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

         [BAR CHART]               |         Average Annual Returns Through 12/31/99
                                   |
                                   |   Lexington Troika Dialog   159.76%  -9.47%
-9.01%  67.50% -82.99% 159.76%     |   Russia Fund
-----   -----  ------  ------      |
 1996    1997    1998    1999      |   Moscow Times              243.06%  -0.16%
                                   |   (MT) Index
                                   |
                                   |   Russian Trading System    201.56%  -6.85%
                                   |   (RTS) Index
                                   |   -----------------------------------------------
                                   |                             1 Year    Since
                                   |                                      Inception
                                   |                                      (07/03/96)

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 95.36% for the fourth quarter in 1999 and the Fund's lowest quarterly return was -64.89% for the third quarter in 1998.



                                                     Fees and
                                                     Expenses


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)+      2.00%
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None

Annual Fund Operating Expenses (Paid from Fund assets)*
 Management Fees                                                 1.25%
 Rule 12b-1 Fees                                                 0.25%
 Other Fees                                                      1.82%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    3.32%

* In 1999, expenses were reduced by 1.09% as a result of redemption fee proceeds. Net expenses were actually 2.23%.
+ The 2.00% redemption fee only applies to shares held less than 365 days.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                           5 Years                          10 Years
----------------------------------------------------------------------------------------------------------
 $538.15              $1,021.33                         $1,731.14                         $3,612.67

You would pay the following expenses if you did not redeem your shares:

 1 Year                3 Years                           5 Years                          10 Years
----------------------------------------------------------------------------------------------------------
 $334.79              $1,021.33                         $1,731.14                         $3,612.67

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington GNMA Income Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington GNMA Income Fund's investment objective
  Objective    is to seek a high level of current income, consistent
               with liquidity and safety of principal, through investment primarily in mortgage-backed GNMA ("Ginnie
               Mae") Certificates that are guaranteed as to the timely payment of principal and interest by the United States Government.

---------------------------

 Investment  Under normal conditions, the Lexington GNMA Income
   Strategy Fund, Inc. (the "Fund") will invest at least 80% of the value of its total assets in Government National Mortgage Association ("GNMA") mortgage-backed securities (also known as "GNMA Certificates").(2) The remaining assets of the Fund will be invested in other securities issued or guaranteed by the U.S. Government, including U.S. Treasury securities.

  Principal
      Risks Through investment in GNMA securities, the Fund may expose you to certain risks which may cause you to lose money. Mortgage prepayments are affected by the level of interest rates and other factors, including general economic conditions and the underlying location and age of the mortgage. In periods of rising interest rates, the prepayment rate tends to decrease, lengthening the average life of a pool of GNMA securities. In periods of falling interest rates, the prepayment rate tends to increase, shortening the life of a pool. Because prepayments of principal generally occur when interest rates are declining, it is likely that the Fund may have to reinvest the proceeds of prepayments at lower interest rates than those of their previous investments. If this occurs, the Fund's yields will decline correspondingly.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

             (2) Please refer to the statement of additional
                 information for a complete description of GNMA certificates and Modified Pass through GNMA Certificates. The Fund intends to use the proceeds from principal payments to purchase additional GNMA Certificates or other U.S. Government guaranteed securities.

--

 FIXED-INCOME FUNDS AND MONEY MARKET FUNDS

                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                                         |         Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington GNMA    0.58%     7.87%     7.47%
  9.23%  15.75%   5.19%   8.06%  -2.07%  15.91%   5.71%  10.20%   7.52%   0.58%  |   Income Fund
------   -----   -----   -----   -----   -----   -----  ------  ------   -----   |
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |   Lehman Brothers   1.86%     7.98%     7.78%
                                                                                 |   Mortgage-Backed
                                                                                 |   Securities Index
                                                                                 |   -----------------------------------------------
                                                                                 |                     1 Year    5 Year    10 Year

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 5.85% for the third quarter in 1991 and the Fund's lowest quarterly return was -2.42% for the first quarter in 1994.

This table describes the fees and expenses that    Fees and
you may pay if you buy and hold shares of the      Expenses
Fund.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 0.54%
 Rule 12b-1 Fees                                                  None
 Other Fees                                                      0.45%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    0.99%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                            5 Years                             10 Years
----------------------------------------------------------------------------------------------------------
 $100.98               $ 315.27                           $ 547.08                           $ 1,213.00

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Global Income Fund


 Risk/Return Summary

 Investment  . The Lexington Global Income Fund's investment
  Objective    objective is to seek high current income. Capital
               appreciation is a secondary objective. The Lexington
               Global Income Fund invests in a combination of foreign and domestic high-yield, lower rated or unrated debt securities.

---------------------------

 Investment  The Lexington Global Income Fund (the "Fund") invests
   Strategy in a variety of foreign and domestic high yield, lower rated or unrated debt securities.

             The Fund, under normal conditions, invests substantially all of its assets in lower rated or unrated debt securities of domestic companies, companies in developed foreign countries, and companies in emerging markets. The credit quality of the foreign debt securities which the Fund intends to buy is generally equal to U.S. corporate debt securities known as "junk bonds". The debt securities in which the Fund invests consist of bonds, notes, debentures and other similar instruments. The Fund may invest in debt securities issued by foreign governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities. The Fund may invest up to 100% of its total assets in domestic and foreign debt securities that are rated below investment grade or are of comparable quality. The Fund may also invest in securities that are in default as to payment of principal and/or interest, and bank loan participations and assignments.

             The Fund's investment strategy stresses diversification to help reduce the Fund's price volatility. Global fixed income securities are divided into four categories. The categories reflect whether the securities are U.S. dollar denominated or not and whether borrowers are in developed markets or emerging markets. The Fund then seeks to select the best values in each of these four segments. The balance the Fund maintains between these sectors attempts to limit the price volatility.

  Principal  Through investment in bonds, the Fund may expose you to
      Risks certain risks which may cause you to lose money. Junk bonds have a higher risk of default, tend to be less liquid, and may be more difficult to value. The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information. Currency and investment risks tend to be higher in emerging markets.

             The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 FIXED-INCOME FUNDS AND MONEY MARKET FUNDS


                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999.* The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

* Prior to December 31, 1994, the Fund operated under a different investment objective.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                                         |         Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington Global       -0.31%   9.04%   7.16%
  6.62%  10.03%   6.51%  10.90%  -6.52%  20.10%  13.33%   5.00%   8.21%  -0.31%  |   Income Fund
------   -----   -----   -----   -----   -----   -----   -----   -----   -----   |
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |   Lehman Brothers        -0.99%   7.88%   8.51%
                                                                                 |   Global Treasury Index
                                                                                 |   -----------------------------------------------
                                                                                 |                          1 Year  5 Year  10 Year
                                                                                 |

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 8.76% for the second quarter in 1995 and the Fund's lowest quarterly return was -6.61% for the first quarter in 1994.

                                                     Fees and
                                                     Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as % of amount redeemed, if applicable)          None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 1.00%
 Rule 12b-1 Fees                                                 0.25%
 Other Fees                                                      0.61%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    1.86%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year               3 Years                           5 Years                            10 Years
-----------------------------------------------------
 $188.92              $ 584.74                         $ 1,005.81                         $ 2,179.77

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Money Market Trust

 Risk/Return Summary

 Investment  . The Lexington Money Market Trust's investment
  Objective    objective is to seek as high a level of current
               income from short-term investments as is consistent with the preservation of capital and liquidity. The
               Lexington Money Market Trust seeks to maintain a stable net asset value of $1 per share.

---------------------------

 Investment  The Lexington Money Market Trust (the "Fund") will
   Strategy invest in short-term money market instruments that have been rated in one of the two highest rating categories by both S&P and Moody's, both major rating agencies. The Fund invests in short-term money market instruments (those with a remaining maturity of 397 days or less) that offer attractive yields and are considered to be undervalued relative to issues of similar credit quality and interest rate sensitivity.

             The Fund will also insure that its money market instruments average weighted maturities do not exceed 90 days.

  Principal  An investment in the Fund is not insured or guaranteed
      Risks by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

--

 MONEY MARKET FUNDS

                                                     Fees and
For information on the Fund's 7-day yield please     Expenses
call the Fund at 1-800-526-0056. You should remember that past performance is not an indication of future performance.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
Annual Fund Operating Expenses (Paid from Fund assets)*
 Management Fees                                                 0.50%
 Rule 12b-1 Fees                                                  None
 Other Fees                                                      0.51%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    1.01%
 Fee Waiver and/or Expense Reimbursement                         0.01%
Net Expenses                                                     1.00%

* Lexington Management Corporation has
  contractually agreed to reduce its management fee in order to limit the Fund's annual total operating expenses (exclusive of taxes and interest) to 1.00%. This agreement has a one-year term, renewable at the end of each fiscal year.

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                 3 Years                             5 Years                             10 Years
-----------------------------------------------------
 $102.00                $318.40                             $552.46                             $1,224.62

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Goldfund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Goldfund's investment objective is to
  Objective    attain capital appreciation and such hedge against
               the loss of buying power of the U.S. Dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

---------------------------

 Investment  Under normal conditions the Lexington Goldfund, Inc.
   Strategy (the "Fund") will invest at least 65% of the value of its total assets in gold and the equity securities of companies engaged in mining or processing gold ("gold-related securities"). The Fund may also invest in other precious metals, including platinum, palladium and silver. The Fund intends to invest less than half of the value of its assets in gold and other precious metals.

             The Fund's performance and ability to meet its objective will be largely dependent on the market value of gold. The portfolio manager seeks to maximize on advances and minimize on declines by monitoring and anticipating shifts in the relative values of gold related companies throughout the world. A substantial portion of the Fund's investments will be in the securities of foreign issuers.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for gold or other precious metals is concentrated in countries that have the potential for instability and the market for gold and other precious metals is widely unregulated. As a result, the price of precious gold and precious metal stocks, and therefore the Fund, may fluctuate significantly.

             The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 PRECIOUS METAL FUNDS


                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance from 1990 through 1999. The table shows how the average annual return compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                                         |       Average Annual Returns Through 12/31/99
                                                                                 |
                                                                                 |   Lexington Goldfund      8.58%  -9.32%  -4.53%
-20.65%  -6.14% -20.51%  86.96%  -7.28%  -1.89%   7.84% -42.98%  -6.39%   8.58%  |
------   -----  ------   -----   -----   -----   -----  ------   -----    ----   |   Standard & Poor's 500  21.04%  28.56%  18.21%
  1990    1991    1992    1993    1994    1995    1996    1997    1998    1999   |   Stock Price Index
                                                                                 |
                                                                                 |   Gold Bullion            0.85%  -5.41%  -3.14%
                                                                                 |   -----------------------------------------------
                                                                                 |                          1 Year  5 Year  10 Year

During the ten year period shown in the above graph chart, the Fund's highest quarterly return was 34.36% for the second quarter in 1993 and the Fund's lowest quarterly return was -29.07% for the fourth quarter in 1997.



                                                     Fees and
                                                     Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 0.95%
 Rule 12b-1 Fees                                                 0.25%
 Other Fees                                                      0.74%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    1.94%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year               3 Years                           5 Years                            10 Years
----------------------------------------------------------------------------------------------------------
 $196.97              $ 609.17                         $ 1,046.99                         $ 2,264.27

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Lexington Silver Fund, Inc.

 Risk/Return Summary

 Investment  . The Lexington Silver Fund's investment objective is
  Objective    to maximize total return on its assets from long-term
               growth of capital and income principally through investment in a portfolio of securities which are engaged in the exploration, mining, processing, fabrication or distribution of silver ("silver-related companies") and in silver bullion.

---------------------------

 Investment  Lexington Silver Fund, Inc. (the "Fund") will seek to
   Strategy achieve its objective through investment in common stocks of established silver-related companies and in silver bullion which have the potential for long-term growth of capital or income, or both. The common stocks of silver-related companies in which the Fund intends to invest may or may not pay dividends. The Fund may also invest in other types of securities of silver-related companies including convertible securities, preferred stocks, bonds, notes and warrants. When the Manager believes that the return on debt securities will equal or exceed the return on common stocks, the Fund may, in pursuing its objective of maximizing growth and income, substantially increase its holding in debt securities.

             The securities in which the Fund invests include issues of established silver-related companies domiciled in the United States, Canada and Mexico as well as other silver producing countries throughout the world. At least 80% of the Fund's assets will be invested in established silver-related companies which have been in business more than three years. Approximately 80% of silver is provided as a by-product or co-product of other mining operations, such as gold mining. The Fund has the ability to significantly increase its exposure to silver by increasing its holding of silver bullion.

  Principal  Through stock investment, the Fund may expose you to
      Risks common stock risks which may cause you to lose money if there is a sudden decline in the share price in one of the companies in the Fund's portfolio. Due to the inherent effects of the stock market, the value of the Fund will fluctuate with the movement of the market as well as in response to the activities of individual companies in the Fund's portfolio. In addition, the Fund's focus on precious metals and precious metal stocks may expose the investor to additional risks. The market for silver is relatively limited, the sources of silver are concentrated in countries that have the potential for instability and the market for silver is widely unregulated. As a result, the price of silver, and therefore the Fund, may fluctuate significantly.

             The Fund is a non-diversified investment company. There is additional risk associated with being non-diversified, since a greater proportion of total assets may be invested in a single company.

             For a more detailed risk discussion involving investments in this Fund, please read "Risks of Investing" on page 26.

--

 PRECIOUS METAL FUNDS


                        Bar Chart and Performance Table

The bar chart and performance table below show the risks of investing in the Fund. The chart shows changes in the performance since inception (01/02/92) through 12/31/99. The table shows how the average annual returns compares with the most commonly used index for its market segment for 1, 5 and 10 years (or since inception). You should remember that past performance is not an indication of future performance.

Past Fund Performance The chart at the left below shows the risk of investing in the Fund and how the Fund's total return has varied from year-to-year. The chart at the right compares the Fund's performance with the most commonly used index for its market segment. Of course, past performance is no guarantee of future results.

                             [BAR CHART]                               |         Average Annual Returns Through 12/31/99
                                                                       |
                                                                       |   Lexington Silver Fund   8.70%  -4.15%   1.89%
-19.01%  76.52%  -8.37%  12.37%   2.38%  -8.05% -29.64%   8.70%        |
------   -----  ------   -----   -----  ------  ------  ------         |   Standard & Poor's 500  21.04%  28.56%  19.70%
  1992    1993    1994    1995    1996    1997    1998    1999         |   Stock Price Index
                                                                       |
                                                                       |   Silver Bullion          6.49%   1.91%   4.08%
                                                                       |   -----------------------------------------------
                                                                       |                          1 Year  5 Year   Since
                                                                       |                                          Inception
                                                                       |                                          (01/02/92)

During the eight year period shown in the above graph chart, the Fund's highest quarterly return was 28.47% for the second quarter in 1993 and the Fund's lowest quarterly return was -18.60% for the fourth quarter in 1994.

This table describes the fees and expenses that      Fees and
you may pay if you buy and hold shares of the        Expenses
Fund.


Shareholder Fees (Paid directly from your investment)
 Maximum Sales Charges (Load) Imposed on Purchases (as a % of
  offering price)                                                 None
 Maximum Deferred Sales Charge (Load)                             None
 Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends/Distributions                                         None
 Redemption Fee (as a % of amount redeemed, if applicable)        None
 Exchange Fee                                                     None
 30-Day Redemption/Exchange Fee                                   None
 Maximum Account Fee                                              None
Annual Fund Operating Expenses (Paid from Fund assets)
 Management Fees                                                 1.00%
 Rule 12b-1 Fees                                                  None
 Other Fees                                                      1.11%
----------------------------------------------------------------------
Total Fund Operating Expenses                                    2.11%

Example of Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% annual return each year and that the operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

 1 Year                3 Years                            5 Years                            10 Years
----------------------------------------------------------------------------------------------------------
 $214.05               $660.88                           $1,133.92                           $2,441.44

See "Management of the Fund" for more complete descriptions of such costs and expenses.

                                                                -

 Risks of Investing

Risks of Investing in Mutual Funds

The following risks are common to all mutual funds and, therefore, apply to the
Funds:

 . Market Risk. The market value of a security may go up or down, sometimes rapidly and unpredictably. A decline in market value may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy.

 . Manager Risk. Fund management affects Fund performance. A Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

Risks of Investing in Securities of Small Companies

The following risks apply to all mutual funds that invest in securities of small companies (market value of less than U.S. $1 billion) including Lexington Global Technology Fund, Lexington Small Cap Asia Growth Fund and Lexington Troika Dialog Russia Fund.

Investing in small companies generally involve greater risk than investing in larger companies for the following reasons, among others:

 .limited product lines;

 .limited markets or financial or managerial resources;

 .their securities may be more susceptible to losses and risks of bankruptcy;

 .their securities may trade less frequently and with lower volume, leading to greater price fluctuations; and,

 . their securities are subject to increased volatility and reduced liquidity due to limited market making and arbitrage activities.

--

   RISKS OF INVESTING


Risks of Investing in Foreign Securities

The following risks apply to all mutual funds that invest in foreign securities including Lexington Small Cap Asia Growth Fund, Lexington Global Corporate Leaders Fund, Lexington Global Technology Fund, Lexington Goldfund, Lexington Growth and Income Fund, Lexington International Fund, Lexington Global Income Fund, Lexington Silver Fund, Lexington Troika Dialog Russia Fund and Lexington Worldwide Emerging Markets Fund.

 . Legal System and Regulation Risk. Foreign countries have different legal systems and different regulations concerning financial disclosure, accounting and auditing standards. Corporate financial information that would be disclosed under U.S. law may not be available. Foreign accounting and auditing standards may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards. Additionally, government oversight of foreign stock exchanges and brokerage industries may be less stringent than in the U.S.

 . Currency Risk. Most foreign stocks are denominated in the currency of the stock exchange where they are traded. The Fund's Net Asset Value is denominated in U.S. dollars. The exchange rate between the U.S. dollar and most foreign currencies fluctuates; therefore, the Net Asset Value of the Fund will be affected by a change in the exchange rate between the U.S. dollar and the currencies in which the Fund's stocks are denominated. The Fund may also incur transaction costs associated with exchanging foreign currencies into U.S. dollars.

 . Stock Exchange and Market Risk. Foreign stock exchanges generally have less volume than U.S. stock exchanges. Therefore, it may be more difficult to buy or sell shares of foreign securities, which increases the volatility of share prices on such markets. Additionally, trading on foreign stock markets may involve longer settlement periods and higher transaction costs.

 . Expropriation Risk. Foreign governments may expropriate the Fund's investments either directly by restricting the Fund's ability to sell a security or by imposing exchange controls that restrict the sale of a currency or by taxing the Fund's investments at such high levels as to constitute confiscation of the security. There may be limitations on the ability of the Fund to pursue and collect a legal judgment against a foreign government.

Risks of Investing in Lower-Quality Debt Securities

The following risks apply to all mutual funds that invest in lower-quality debt securities commonly referred to as "junk bonds" including Lexington Global Income Fund and Lexington Troika Dialog Russia Fund.

Junk bonds are highly speculative. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of issuers of their securities to make principal and interest payments than with higher-grade debt securities.

Risks of Investing in Securities of Russian Companies

The following risks apply to all mutual funds that invest in securities of Russian companies including Lexington Troika Dialog Russia Fund.

 . Political Risk. Since the breakup of the Soviet Union in 1991, Russia has experienced and continues to experience dramatic political and social change. Russia is undergoing a rapid transition from a centrally-

                                                                -
  controlled command system to a more market-oriented democratic model. The Funds may be affected unfavorably by political developments, social instability, changes in government policies, and other political and economic developments.

 . Market Concentration and Liquidity Risk. The Russian securities markets are substantially smaller, less liquid and more volatile than the securities markets in the United States. A few issuers represent a large percentage of market capitalization and trading volume. Due to these factors and despite the Funds' policies on liquidity, it may be difficult for the Funds to buy or sell some securities because of the poor liquidity.

 . Settlement and Custody Risk. Ownership of shares in Russian companies is recorded by the companies themselves and by registrars instead of through a central registration system. It is possible that the Funds' ownership rights could be lost through fraud or negligence. Since the Russian banking institutions and registrars are not guaranteed by the state, the Funds may not be able to pursue claims on behalf of the Funds' shareholders.

Non-diversified Portfolio

The following risks apply to all mutual funds that are non-diversified investment companies including Lexington Goldfund, Lexington Silver Fund, Lexington Global Income Fund, Lexington Global Technology Fund and Lexington Troika Dialog Russia Fund.

These Funds may invest a greater proportion of their total assets in a single company, which increases risk. However, these Funds intend to comply with diversification requirements of the federal tax law to qualify as regulated investment companies. For more detailed information on the federal tax law diversification requirement, see the tax section of the Fund's Statement of Additional Information.

Precious Metals

The following risks apply to all mutual funds that invest in precious metals including Lexington Goldfund and Lexington Silver Fund.

Precious metal investments have the following characteristics:

 . earn no income;

 . transaction and storage costs may be higher; and

 . the Fund will realize gain only with an increase in the market price.

Temporary Defensive Position

When the Funds anticipate unusual market or other conditions, they may temporarily depart from their goal and invest substantially in high-quality short-term investments. This could help the Fund avoid losses but may mean lost opportunities.

--

 Management of the Funds


Investment Adviser

Lexington Management Corporation (LMC), a wholly-owned subsidiary of Lexington Global Asset Managers, Inc. ("LGAM"), is the investment adviser to the Lexington Funds. LMC and its predecessor companies, registered investment advisers under the Investment Advisers Act of 1940, as amended, were established in 1938. LMC is located at P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a controlling interest in LGAM. LMC advises private clients as well as the Lexington Funds. LMC supervises and assists in the overall management of the Funds, subject to the oversight by the Board of Directors or Trustees.

On February 29, 2000, LGAM entered into an agreement with ReliaStar Financial Corp. ("ReliaStar") for ReliaStar to acquire LGAM.

On May 1, 2000, ING Groep NV ("ING") entered into an agreement with ReliaStar for ING to acquire ReliaStar. ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000.

On April 18, 2000, the Board of Directors/Trustees of each Fund met and considered a number of matters related to the proposed acquisition. Among the matters approved were new investment management agreements with Pilgrim Investments, Inc. ("Pilgrim"), an indirect, wholly-owned subsidiary of ReliaStar, and nominations for election of new Directors/Trustees. The Directors/Trustees recommended that the new investment management agreements be presented for approval by shareholders and authorized the mailing of proxy materials. The Directors/Trustees of the Lexington Funds will meet to reconsider the proposed investment management agreements with Pilgrim. If approved by the Directors/Trustees, the agreements will be presented to shareholders for their consideration.

Sub-Advisers

Lexington Small Cap Asia Growth Fund. Crosby Asset Management (US) Inc. (Crosby) is the sub-adviser of the Lexington Small Cap Asia Growth Fund. Crosby is located at 32/F Asia Pacific Finance Tower, Citibank Plaza, 3 Garden Road, Central, Hong Kong. Crosby is a subsidiary of Crosby Group, Hong Kong. Crosby provides investment advice and management to Lexington Small Cap Asia Growth Fund. Crosby receives a sub-advisory fee from LMC.

Lexington Troika Dialog Russia Fund. Troika Dialog Asset Management (Cayman Islands), Ltd. (TDAM) is the sub-adviser of Lexington Troika Dialog Russia Fund. TDAM is located at Romanov Pereulok #4, 103875 Moscow, Russia. TDAM provides investment advice and management to Lexington Troika Dialog Russia Fund. TDAM is a majority owned subsidiary of The Bank of Moscow. TDAM receives a sub-advisory fee from LMC.

Lexington Global Technology Fund; Lexington Worldwide Emerging Markets
Fund. Stratos Advisors, Inc. (Stratos) is the sub-adviser of Lexington Worldwide Emerging Markets Fund and Lexington Global Technology Fund. Stratos is located at 20 Exchange Place, 52nd Floor, New York, NY 10005. Stratos provides investment advice and management, and receives a sub-advisory fee from LMC.

                                                                -

 Portfolio Managers


Lexington Growth and Income Fund

Alan H. Wapnick. Mr. Wapnick is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund. Mr. Wapnick is the lead manager for Lexington Growth and Income Fund. Mr. Wapnick is Senior Vice President, Director of Domestic Investment Equity Strategy of LMC. Prior to joining LMC in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J.&W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick graduated from Dartmouth College and received an M.B.A. from Columbia University.

Lexington Global Corporate Leaders Fund

Richard T. Saler. Mr. Saler is a member of an investment management team that manages the Lexington Global Corporate Leaders Fund. He is the lead manager of an investment management team for Lexington International Fund. Mr. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has fourteen years of investment experience. Mr. Saler has focused on international markets since first joining LMC in 1986. In 1991 he was a strategist with Nomura Securities and rejoined LMC in 1992. Mr. Saler graduated from New York University with a B.S. Degree in Marketing and from New York University's Graduate School of Business Administration with an M.B.A. in Finance.

Alan H. Wapnick. Please see biography under Lexington Growth and Income Fund.

Philip A. Schwartz, CFA. Mr. Schwartz is also a member of an investment management team that manages the Lexington Global Corporate Leaders Fund and Lexington International Fund. Mr. Schwartz is a Vice President at LMC, a Chartered Financial Analyst and a member of the New York Society of Security Analysts. He is responsible for international investment analysis and portfolio management at LMC, and has thirteen years of investment experience. Prior to joining LMC in 1993, Mr. Schwartz was Vice President of European Research Sales with Cheuvreux De Virieu in Paris and New York, serving the institutional market. Prior to Cheuvreux, he was affiliated with Olde and Co. and Kidder, Peabody as a stockbroker. Mr. Schwartz earned his B.A. and M.A. Degrees from Boston University.

James A. Vail, CFA. Mr. Vail manages the Lexington Goldfund and the Lexington Silver Fund, and is a member of the portfolio management team that manages Lexington Global Corporate Leaders Fund. Mr. Vail is a Vice President of LMC and is responsible for precious metals analysis and portfolio management at LMC. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and has 26 years of investment experience. Prior to joining LMC in 1991, Mr. Vail held investment research positions with Chemical Bank, Oppenheimer & Co., Robert Fleming Inc. and most recently, Beacon Trust Company, where he was a Senior Investment Analyst. Mr. Vail is a graduate of St. Peter's College with a B.S. and holds an M.B.A. in Finance from Seton Hall University.

Frederick A. Brimberg. Mr. Brimberg is also a member of an investment management team that manages the Lexington Global Corporate Leaders Fund. Mr. Brimberg is a Vice President and is responsible for international equity analysis at Lexington. He has 16 years investment experience. Prior to joining Lexington in 1990, Mr. Brimberg was a General Partner of Brimberg & Company, a New York Stock Exchange firm. He was formerly employed by Lehman Brothers Kuhn Loeb, Inc. Mr. Brimberg is a graduate of Washington & Lee University with a B.A. in Psychology and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

--

   PORTFOLIO MANAGERS


Lexington Global Technology Fund

Lexington Worldwide Emerging Markets Fund

Alfredo M. Viegas. Mr. Viegas is Chief Executive Officer and Senior Portfolio Manager at Stratos. Mr. Viegas is responsible for macro asset allocation across developed and developing markets. He has concentrated on analyzing equity opportunities not only in emerging markets but also in newly developing or frontier markets where the quality of public available information is scarce and direct research is imperative. In 1995, Mr. Viegas established VZB Partners LLC ("VZB"), an offshore investment manager. Prior to VZB, Mr. Viegas was an emerging markets strategist with Salomon Brothers from 1993 to 1995. From 1991 to 1993, he was a research analyst with Morgan Stanley. Mr. Viegas is a graduate of Wesleyan University with a B.A. in Classics and Medieval History.

Mohammed Zaidi. Mr. Zaidi is a Portfolio Manager at Stratos. Mr. Zaidi is responsible for technology specific stock selection. Mr. Zaidi is also a Portfolio Manager at VZB and has been since 1997. Mr. Zaidi was Chief Financial Officer and a Partner at Paradigm Software, Inc. from 1992 to 1995. Mr. Zaidi is a graduate of the University of Pennsylvania with a B.S. in Economics from the Wharton School. Mr. Zaidi also holds an M.B.A. in Finance from M.I.T. Sloan School of Management.

Mustafa N. Zaidi. Mr. Zaidi is a member of the portfolio management team at Stratos. Mr. Zaidi is responsible for determining the Fund's macro asset allocation. The process employs a top-down political and macro-economic framework. Mr. Zaidi is a founding partner of Stratos/VZB. Prior to joining Stratos/VZB, he was a consultant to Salomon Brothers where he developed a sovereign assessment model for South Asia and the Middle East. Mr. Zaidi holds a BA degree with honors in Russian History and Economics from Brown University, a Masters Degree in War Studies from King's College, London and was a doctoral candidate at Oxford University, Balliol College.

Jason Sweidan. Mr. Sweidan is a member of the portfolio management team at Stratos and is responsible for emerging markets technology issues and general research. Mr. Sweidan is a generalist and is mainly charged with evaluating and analyzing global industry trends. Mr. Sweidan has been at VZB Capital LLC and Stratos Advisors, Inc., since 1998. Mr. Sweidan received his B.A. from Brandeis University.

Michael Perry. Mr. Perry is a member of the portfolio management team at Stratos, and is responsible for the media, technology and telecommunication sectors. Mr. Perry is a founding partner and Chief Operating Officer of Stratos/VZB. Prior to VZB, Mr. Perry was Operations Manager for Trans Ocean Ltd. from 1993 to 1995. From 1991 to 1993, Mr. Perry was Director of Engineering for the U.S. Merchant Marine Academy's Department of Continuing Education. Mr. Perry is a graduate of The United States Merchant Marine Academy with a B.S. in Marine Engineering and Marine Transportation. Mr. Perry also holds a M.P.A. in Management from NYU and is a J.D. candidate at Brooklyn Law School.

Lexington International Fund

Richard T Saler. Please see biography under Lexington Global Corporate Leaders Fund.

Philip A. Schwartz, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

Lexington Small Cap Asia Growth Fund

Christina Lam. Ms. Lam is the lead manager on a portfolio management team that manages the Lexington Small Cap Asia Growth Fund. Ms. Lam is Vice President and Portfolio Manager of the Lexington Small Cap Asia Growth Fund. Ms. Lam joined Crosby Asset Management in 1991. She is responsible for the investment management of the listed equity portfolios under the management of Crosby Asset Management. After graduating with a Law

                                                                -

Degree with Honors from Warwick University, she qualified as a Barrister from Lincoln's Inn in London. In 1987 she joined Schroder Securities Limited in Hong Kong as an investment analyst, where her coverage included the utilities, industrials and retail sectors and conglomerates.

Lexington Troika Dialog Russia Fund

Timothy D. McCarthy is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. McCarthy has a B.S. degree in Economics from the State University of New York at Oneonta and an M.B.A. from the State University of New York at Binghamton. He joined Troika Dialog, Moscow in July, 1998. Prior to May, 1998 he was an Executive Director with Alfa Asset Management, Moscow. From January, 1995 to March, 1997 he was co-founder and director of Capital Regent Securities, a Moscow based investment and advisory firm. From June, 1990 to December, 1994 he was a consultant and senior consultant with Deloitte & Touche Management Consulting in New York.

Richard M. Hisey, C.F.A. Mr. Hisey is a member of the portfolio management team and investment strategist for the Lexington Troika Dialog Russia Fund. Mr. Hisey is Managing Director and Chief Financial Officer of LMC. He is also a Vice President and a member of the Board of Directors of the Lexington Family of Mutual Funds. Mr. Hisey is Executive Vice President and Chief Financial Officer of Lexington Global Assets Managers, Inc., the parent company of LMC. He sits on the Investment Company Institute's Accounting/Treasurers, International and Tax Committees. He is a Chartered Financial Analyst and is a member of the New York Society of Security Analysts. Prior to joining LMC in 1986, Mr. Hisey was a Senior Financial Analyst for Richardson Vicks, Inc. Mr. Hisey is a graduate with Distinction of the University of Connecticut with a Bachelor of Arts in Soviet and Eastern European Studies. His undergraduate work included studies at Middlebury College and at Leningrad State University in the former Soviet Union. He also holds an M.B.A. from the University of Connecticut.

Ruben Vardanian is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Vardanian is Chairman of the Board of Troika Dialog Asset Management. He is Vice Chairman of the Board of Directors of the Depository Clearing Company, Moscow. He is a member of the expert council of the Federal Securities Commission of Russia and a Director of the Russian Trading System (RTS). He is also Chairman of the Board of Directors of the Russian Capital markets self-regulatory organization (NAUFOR). Mr. Vardanian received a Masters Degree with Distinction from the Finance Department of Moscow State University. He received post-graduate training with Banca CRT in Italy and with the Emerging Markets Division of Merrill Lynch in New York.

Pavel Teplukhin. Dr. Teplukhin is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. He is the President of Troika Dialog Asset Management. Dr. Teplukhin received a diploma in Economics and a Doctorate in Economic Analysis and Statistics from Moscow State University. He also received a Master of Science in Economics/Macroeconomics from the London School of Economics. From 1993 to 1996, Dr. Teplukhin was Economic Adviser to the First Deputy Prime Minister at the Ministry of Finance of the Russian Federation.

Oleg Larichev is a member of the portfolio management team that manages the Lexington Troika Dialog Russia Fund. Mr. Larichev received a Master of Arts in Economics from the New Economic School, Moscow and a Diploma in Computer Graphics from Moscow State University. He has been associated with Troika Dialog, Moscow since September, 1996. Prior to September, 1996 he was an economics expert with the Russian European Center for Economic Policy. Prior to April, 1995 he held part-time positions with the World Bank and the Moscow office of the London School of Economics.

--

   PORTFOLIO MANAGERS


Board of Advisers. The Board of Advisers to the Lexington Troika Dialog Russia Fund is composed of experts in Russian political and economic affairs. The Board of Advisers provides LMC and the Board of Directors with periodic updates on political and macroeconomic conditions and trends in Russia, and their political implication for the overall investment environment in Russia. As a result, LMC and the Board of Directors will be better able to oversee and safeguard the assets of Lexington Troika Dialog Russia Fund. The members of the Board of Advisers are:

Keith Bush is a Senior Associate--Russian and Eurasian Studies at the Center for Strategic and International Studies in Washington, D.C. Prior to 1994, Mr. Bush was the Director of Radio Free Europe's Radio Liberty Research area. Mr. Bush has published more than 1,000 analyses on developments in the former Soviet Union.

Marin J. Strmecki is the Director of Programs for the Smith Richardson Foundation. Prior to 1994, Dr. Strmecki served as a Legislative Assistant to U.S. Senator Orrin Hatch. Prior to 1993, Dr. Strmecki served as a Special Assistant for Public Policy on the Policy Planning Staff of the U.S. Office of the Secretary, Department of Defense. Prior to 1992, Dr. Strmecki served as a Professional Staff Member of the Foreign Relations Committee of the U.S. Senate. Dr. Strmecki also served as a Foreign Policy Consultant to former U.S. President Richard M. Nixon from 1990 to 1994.

Lexington GNMA Income Fund

Denis P. Jamison, CFA. Mr. Jamison manages the Lexington GNMA Income Fund, Lexington Money Market Trust and Lexington Global Income Fund. Mr. Jamison is Senior Vice President and Director of Fixed Income Strategy of LMC. Mr. Jamison is responsible for fixed-income portfolio management. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Prior to joining LMC in 1981, Mr. Jamison spent nine years at Arnold Bernhard & Company, an investment counseling and financial services organization. At Bernhard, he was a Vice President supervising the security analyst staff and managing investment portfolios. He is a specialist in government, corporate and municipal bonds. Mr. Jamison graduated from the City College of New York with a B.A. in Economics.

Roseann G. McCarthy. Ms. McCarthy is a co-manager of the Lexington GNMA Income Fund and the Lexington Money Market Trust. Ms. McCarthy is an Assistant Vice President of LMC. Prior to joining the Fixed Income Department in 1997, she was Mutual Fund Marketing and Research Coordinator. Prior to 1995, Ms. McCarthy was Fund Statistician and a Shareholder Service Representative for the Lexington Funds. Ms. McCarthy is a graduate of Hofstra University with a B.B.A. in Marketing and has an M.B.A. in Finance from Seton Hall University.

Lexington Global Income Fund

Denis P. Jamison, CFA. Please see biography under Lexington GNMA Income Fund.

                                                                -

Lexington Money Market Trust

Denis P. Jamison, CFA. Please see biography under Lexington GNMA Income Fund.

Roseann G. McCarthy. Please see biography under Lexington GNMA Income Fund.

Lexington Goldfund

James A. Vail, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

Lexington Silver Fund

James A. Vail, CFA. Please see biography under Lexington Global Corporate Leaders Fund.

Management Fees and Expense Limits

Each Fund pays a management fee at an annual rate based on its average daily net assets, to LMC as follows: Growth and Income Fund pays 0.75% on the first $100 million of average daily net assets, 0.60% on the next $50 million, 0.50% on the next $100 million and 0.40% thereafter. Global Corporate Leaders Fund pays 1.00%. International Fund pays 1.00%. Worldwide Emerging Markets Fund pays 1.00%. Global Technology Fund pays 1.25%. Small Cap Asia Growth Fund pays 1.25%. Russia Fund pays 1.25%. GNMA Income Fund pays 0.60% on the first $150 million, 0.50% on the next $250 million, 0.45% on the next $400 million, and 0.40% thereafter. Global Income Fund pays 1.00%. Money Market Trust pays 0.50%. Goldfund pays 1.00% on the first $50 million and 0.75% thereafter. Silver Fund pays 1.00% on the first $30 million and 0.75% thereafter.

GNMA Income Fund and Money Market Trust have contractual expense limitations with LMC. The agreements have a one-year term, renewable at the end of each fiscal year. GNMA Income Fund's annual expenses are limited to 1.50% of average daily net assets up to $30 million, and 1.00% thereafter. Money Market Trust's annual expenses are limited to 1.00%. LMC has voluntarily agreed to limit annual expenses to 2.50% of average daily net assets for each of the Funds except for Russia Fund, GNMA Income Fund and Money Market Trust. This limit is exclusive of 12b-1 fees. With respect to Russia Fund, LMC has voluntarily agreed to limit annual expenses to 3.35% of average daily net assets, inclusive of 12b-1 fees. These voluntary limits became effective January 1, 1999, and may be terminated at any time.

--

 Investment Options


  To open a new account, complete and mail the New Account
  application included with this prospectus.
--------------------------------------------------------------------------------

  Mail your completed application, any checks and correspondence to the Transfer Agent:

     Transfer Agent                       Overnight Mail
     State Street Bank and Trust
     Company                              State Street Bank and Trust Company
     c/o National Financial Data
     Services                             c/o National Financial Data Services
     Lexington Funds                      Lexington Funds
     P.O. Box 219648                      330 W. 9th Street
     Kansas City, Missouri 64121-9648     Kansas City, MO 64105-1514

  Checks should be made payable to: The Lexington Funds

  Call a Lexington shareholder service representative Monday through Friday between 9:00 A.M. and 5:00 P.M. Eastern time for information on the Funds or your account, at:

    (800) 526-0056 or (201) 845-7300 for Service M-F 9 A.M.-5 P.M. Eastern
    Time

    (800) 526-0052 for 24 Hour Account Information "LEXLINE"

    (800) 526-0057 for 24 Hour Prospectus Information

    or visit our website at www.lexingtonfunds.com

  Trade requests received after 4 P.M. Eastern time (1 P.M.
  Pacific time) will be executed at the following business day's closing price.

  Once an account is established you can:

  . Sell or exchange shares by phone.
   Contact the Lexington Funds at 800-526-0056.

  . Buy or exchange shares online.
   Go to www.lexingtonfunds.com. and follow our online instructions to enable this service.

  . Buy, sell or exchange shares by mail.
   Mail buy/sell order(s), investment, redemption or exchange instructions and any required payment by check to:

   State Street Bank and Trust Company
   c/o National Financial Data Services
   Lexington Funds
   P.O. Box 219648
   Kansas City, Missouri 64121-9648

  . Buy shares by wiring funds.
   To:State Street Bank and Trust Company DDA Account #99043713;
   [Lexington Fund you are investing in]
   For credit to: [shareholder(s) name]
   Account number:
   ABA Routing #011000028

                                                                -

 Shareholder Information

What You Need To Know About Your Lexington Account

You pay no sales charges to invest in The Lexington Funds. The minimum initial investment for the Funds (except Lexington Troika Dialog Russia Fund) is $1,000, and the minimum subsequent investment is $50. The minimum initial investment for Lexington Troika Dialog Russia Fund is $5,000. The minimum initial investment for IRAs is $250. Under certain conditions we may waive these minimums for qualified plan accounts. If you buy shares through a broker or investment advisor, they may apply different requirements. All investments must be made in U.S. dollars. In addition, we reserve the right to reject any purchase.

Becoming a Lexington Shareholder

To open a new account:

 . By Mail. Send your completed application, with a check payable to The
  Lexington Funds, to the appropriate address. Your check must be in U.S. dollars and drawn only on a bank located in the United States. We do not accept third-party checks, "starter" checks, credit-card checks, traveler's checks, instant-loan checks or cash investments. We may impose a charge on checks that do not clear.

 . By Wire. Call us at 800-526-0056 to let us know that you intend to make your initial investment by wire. Tell us your name and the amount you want to invest. We will give you further instructions and a fax number to which you should send your completed New Account application. To ensure that we handle your investment accurately, include complete account information in all wire instructions.

  Then request your bank to wire money from your account to the attention of:

  State Street Bank and Trust Company
  DDA account #99043713
  [Lexington Fund you are investing in]
  For credit to: [shareholder(s) name]
  Shareholder(s) account #
  ABA Routing #011000028

  Please note that your bank may charge a wire transfer fee.

Buying Additional Shares

 . By Mail. Complete the form at the bottom of any Lexington statement and mail it with your check payable to The Lexington Funds. Or mail the check with a signed letter noting the name of the Fund in which you want to invest, your account number and telephone number.

 . "Lex-O-Matic" the Automatic Investment Plan:

  . A shareholder may make additional purchases of shares automatically on a monthly or quarterly basis with the automatic investing plan, "Lex-O-Matic."

  . You may not use a "Lex-O-Matic" investment to open a new account. The minimum investment amount must still be made into the Fund. The minimum Lex-O-Matic investment amount is $50.

  . Your bank must be a member of the Automated Clearing House.

  . To establish "Lex-O-Matic," attach a voided check (checking account) or preprinted deposit slip (savings account) from your bank account to your Lexington Account Application or a "Lex-O-Matic" Application.

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 SHAREHOLDER
 INFORMATION

 . Investments will automatically be transferred into your Lexington Account from your checking or savings account.

 . Investments may be transferred either monthly or quarterly on or about the 15th day of the month.

 . You should allow 20 business days for this service to become effective.

 . You may cancel or change the amount of your Lex-O-Matic at any time provided that a letter is sent to the Transfer Agent ten days prior to the scheduled investment date. Your request will be processed upon receipt.

By investing in the Lexington Funds, you appoint the Transfer Agent as your agent to establish an open account to which all shares purchased will be credited, along with any dividends and capital gain distributions which are paid in additional shares (see "Dividends and Distributions"). Stock certificates will be issued, upon written request, for full shares of Lexington Funds. Certificates will not be issued for 30 days after payment is received. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates.

You may purchase shares of the Lexington Funds through broker-dealers or financial institutions that have selling agreements with Lexington Funds Distributor, Inc. Broker-dealers and financial institutions that process such orders for customers may charge a fee for their services. The fee may be avoided by purchasing shares directly from the Lexington Funds.

Exchanging Shares

Shares of the Lexington Funds may be exchanged for shares of equivalent value of any Lexington Fund. If an exchange involves investing in a Lexington Fund not already owned, the dollar amount of the exchange must meet the minimum initial investment amount of the new Fund. An exchange will result in a recognized gain or loss for income tax purposes. Exchanges of over $500,000 may take three days to complete.

You may make exchange requests in writing or by telephone. Telephone exchanges may only be made if you have completed a Telephone Authorization form which is included on your new account application, or you can request it separately by calling shareholder services at 800-526-0056. Telephone exchanges may not be made within 7 calendar days of a previous exchange.

If not a new account, the minimum exchange required is $500; $250 for Individual Retirement Accounts.

Telephone exchanges may only involve shares held on deposit by the Transfer Agent, not shares held in certificate form by the shareholder.

Any new account established by a shareholder will also have the privilege of exchange by telephone in the Lexington Funds unless you decline this privilege on the application or the Transfer Agent is notified by the shareholder in writing to remove the privilege. All accounts involved in a telephonic exchange must have the same dividend option, registration and social security number as the account from which the shares are transferred.

Minimum Account Balances

Due to the costs of maintaining small accounts, we require a minimum combined account balance of $1,000. If your account balance falls below that amount for any reason other than market fluctuations, we will ask you to add to your account. If your account balance is not brought up to the minimum or you do not send us other instructions, we will redeem your shares and send you the proceeds. We believe that this policy is in the best interests of all our shareholders.

                                                                -

Redeeming Your Shares

The Funds will redeem all or any portion of your outstanding shares upon request. Redemptions can be made on any day that the NYSE is open for trading. The redemption price is the net asset value per share next determined after the shares are validly tendered for redemption and such request is received by the Transfer Agent. Payment of redemption proceeds is made promptly regardless of when redemption occurs and normally within three business days after receipt of all documents in proper form by our Transfer Agent, including a written redemption order with appropriate signature guarantee. Redemption proceeds will be mailed or wired in accordance with the shareholder's instructions. The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the SEC. In the case of shares purchased by check and redeemed shortly after the purchase, the Transfer Agent will not mail redemption proceeds until it has been notified that the monies used for the purchase have been collected, which may take up to 15 days from the purchase date. Shares tendered for redemptions through brokers or dealers (other than the Distributor) may be subject to a service charge by such brokers or dealers. Procedures for requesting a redemption are set forth below.

A 2% redemption fee will be charged on the redemption of shares of the Lexington Troika Dialog Russia Fund held less than 365 days, and a 2% redemption fee will be charged on the redemption of shares of the Lexington Global Technology Fund held less than 90 days. The redemption fee will not apply to shares representing the reinvestment of dividends and capital gains distributions. The redemption fee will be applied on a share by share basis using the "first shares in, first shares out" (FIFO) method. Therefore, the oldest shares are sold first.

The Transfer Agent will restrict the mailing of redemption proceeds to a shareholder address of record within 30 days of such address being changed, unless the shareholder provides a signature guaranteed letter of instruction.

Redeeming by Written Instruction

Write a letter giving your name, account number, the name of the fund from which you wish to redeem and the dollar amount or number of shares you wish to redeem.

Signature-guarantee your letter if you want the redemption proceeds to be made payable and/or mailed to a party other than the account owner(s) as registered in our records, your predesignated bank account or if the dollar amount of the redemption exceeds $25,000. Signature guarantees may be provided by an eligible guarantor institution such as a commercial bank, an NASD member firm such as a stockbroker, a savings association or national securities exchange. Notary Publics are not acceptable Guarantors. Contact the Transfer Agent for more information.

If a redemption request is sent to the Fund in New Jersey, it will be forwarded to the Transfer Agent and the effective date of redemption will be the date received by the Transfer Agent. Checks for redemption proceeds will normally be mailed within three business days. Shareholders who redeem all their shares will receive a check representing the value of the shares redeemed plus the accrued dividends if applicable through the date of redemption. Where shareholders redeem only a portion of their shares, all dividends declared but unpaid will be distributed on the next dividend payment date.

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 SHAREHOLDER
 INFORMATION


Redeeming by Telephone

 . Shares of the Fund may be redeemed by telephone. Call the Fund toll free at 1-800-526-0056. New applicants may decline this privilege by checking the appropriate box on the application.

 . For shareholders who have not previously authorized the redemption privilege a redemption authorization and signature guarantee must be given before a shareholder may redeem by telephone. Authorization forms may be obtained by calling the Fund at 800-526-0056.

 . Telephone redemption privileges may be cancelled by instructing the Transfer
  Agent in writing. Your request will be processed upon receipt.

 . Exchange by telephone. (See "Exchanging Shares")

Redeeming by Check

 . Check writing is available on the Money Market Trust at no charge.

 . The minimum amount per check is $100 or more up to $500,000. Checks for less than $100 or over $500,000 will not be honored.

 . All checks require only one signature unless otherwise indicated. Checks will be returned to you at the end of each month.

 . Redemption checks are free, but a charge of $15.00 may be imposed for any stop payments requested.

 . Redemption checks should not be used to close your account.

 . Redemptions by check are available for shares for which share certificates have not been issued, and may not be used to redeem shares purchased by check which have been on the books of the Fund for less than 15 days.

Systematic Withdrawal Plan

Under a Systematic Withdrawal Plan, a shareholder with an account value of $10,000 or more in a fund may receive (or have sent to a third party) periodic payments (by check or electronic funds). If the proceeds are to be mailed to a third party a signature guarantee is required. The minimum payment amount is $200 from each Fund account. Payments may be made either monthly, quarterly, semi-annually or annually on the 28th of each month. If the 28th falls on a weekend or a holiday, the withdrawal will occur on the preceding business day. The redemption will result in the recognition of a gain or loss for income tax purposes.

How Fund Shares Are Priced

How and when we calculate the Funds' price or net asset value (NAV) determines the price at which you will buy or sell shares. The net asset value of each fund is determined once daily as of 4:00 p.m., New York time, on each day that the NYSE is open for trading. Per share net asset value is calculated by dividing the value of each fund's total net assets by the total number of that fund's shares then outstanding.

                                                                -

As more fully described in the Statement of Additional Information, portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked prices. Securities traded over-the-counter are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Boards, in accordance with methods that are specifically authorized by the Boards. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value. When Fund management deems it appropriate, prices obtained for the day of valuation from a third party pricing service will be used to value portfolio securities.

The value of securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be translated into U.S. dollars at the last price of their respective currency denomination against U.S. dollars quoted by a major bank or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Boards. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar may affect the net asset value of fund shares even without any change in the foreign-currency denominated values of such securities.

Because foreign securities markets may close before the Funds determine their net asset values, events affecting the value of portfolio securities occurring between the time prices are determined and the time the Funds calculate their net asset values may not be reflected unless the Manager, under supervision of the Board, determines that a particular event would materially affect a fund's net asset value. In addition, some foreign exchanges are open for trading when the U.S. market is closed. As a result, a Fund's foreign securities--and its price--may fluctuate during periods when you cannot buy, sell or exchange shares in the Fund.

Dividends and Capital Gains Distributions

Each Fund distributes substantially all its net investment income and net capital gains to shareholders each year.

 . You are not guaranteed any distributions.

 . The Board of Directors has discretion in determining the amount and frequency of the distributions.

 . Unless you request cash distributions in writing, all dividends and other distributions will be reinvested automatically in additional shares and credited to the shareholders' account.

Distributions Affect NAV.

 . The Funds will pay distributions as of the record date.

 . Dividends and capital gains waiting to be distributed are included in each Fund's daily NAV.

Buying a Dividend. If you buy shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution when the distribution is made.

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 SHAREHOLDER
 INFORMATION


Taxes

Each Fund intends to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. The following statements apply with respect to each Fund:

 . Ordinary dividends from the Fund are taxable as ordinary income and distributions from the Fund's long-term capital gains are taxable as capital gain.

 . Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

 . Dividends that are attributable to interest on certain U.S. Government obligations may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to U.S. Government obligations will be provided from each Fund.

 . Certain dividends paid to you in January will be taxable as if they had been paid the previous December.

 . We will mail you tax statements annually showing the amounts and tax status of the distributions you received.

 . When you sell (redeem) or exchange shares of a Fund, you must recognize any gain or loss. However, as long as Lexington Money Market Trust's NAV per share does not deviate from $1.00, there will be no gain or loss.

 . Under certain circumstances, a Fund may be in a position to "pass-through" to you the right to a credit or deduction for foreign taxes paid by the Fund.

 . Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.

 . You should review the more detailed discussion of federal income tax considerations in the Statement of Additional Information, which is available for free by calling 1-800-526-0056.

***We provide this tax information for your general information. You should consult your own tax adviser about the tax consequences of investing in a Fund.***

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 Distribution of Fund's Shares

Distribution Plan. The following Funds have adopted a plan under Rule 12b-1 for the sale and distribution of shares:

 . Lexington Goldfund;

 . Lexington Global Income Fund;

 . Lexington Growth and Income Fund;

 . Lexington International Fund;

 . Lexington Troika Dialog Russia Fund; and

 . Lexington Worldwide Emerging Markets Fund.

Under the distribution plan, the Funds may pay fees up to 0.25% of their average daily net assets for distribution services.

Shareholder Servicing Agreements. The Funds may enter into Shareholder Servicing Agreements with one or more Shareholder Servicing Agents to provide various services to shareholders as follows:

 . Each Agent receives fees up to 0.25% of the average daily net assets of the Fund.

 . LMC may pay additional fees from its past profits, at no additional costs to the Funds.

 . Each Agent may waive all or a portion of the fees.

 . If a Fund has a distribution plan, the Agents will receive fees of up to 0.25% of the average daily assets from the distribution plan.

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 Financial Highlights

The financial highlights table on the following pages are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial highlights for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

                                                                -

 Domestic Equity Funds

  Financial Highlights
                                         Growth and Income Fund
  PER SHARE OPERATING
  PERFORMANCE                   1999      1998      1997      1996      1995
 ------------------------------------------------------------------------------
  Net asset value, beginning
   of period                    $21.91    $20.27    $18.56    $15.71    $14.36
  Net investment income
   (loss)                         0.05        --      0.05      0.07      0.22
  Net realized and
  unrealized gain (loss)
  from investment
  operations                      3.33      4.30      5.46      4.08      3.00
  Total income (loss) from
  investment operations           3.38      4.30      5.51      4.15      3.22
  Less distributions:
   Distributions from net
    investment income            (0.05)       --     (0.07)    (0.13)    (0.22)
   Distributions in excess
    of net investment income        --        --        --        --        --
   Distributions from net
    realized gains               (2.86)    (2.66)    (3.73)    (1.17)    (1.65)
   Distributions in excess
    of net realized gains           --        --        --        --        --
  Total distributions            (2.91)    (2.66)    (3.80)    (1.30)    (1.87)
  Net asset value, end of
   period                       $22.38    $21.91    $20.27    $18.56    $15.71
 ------------------------------------------------------------------------------
  Total return                  15.54%    21.42%    30.36%    26.46%    22.57%
  Ratios/Supplemental Data
  Net asset, end of period
  (thousands)                 $254,532  $245,790  $228,037  $200,309  $138,901
  Ratio of expenses to
  average net assets,
  before reimbursement or
  waiver                         0.95%     1.16%     1.17%     1.13%     1.09%
  Ratio of expenses to
  average net assets, net
  of reimbursement or
  waiver                         0.95%     1.16%     1.17%     1.13%     1.09%
  Ratio of net investment
  income (loss) to average
  net assets, before
  reimbursement or waiver        0.21%     0.06%     0.21%     0.43%     1.38%
  Ratio of net investment
  income (loss) to average
  net assets, net of
  reimbursement or waiver        0.21%     0.06%     0.21%     0.43%     1.38%
  Portfolio Turnover Rate       86.31%    63.20%    88.15%   101.12%   159.94%

                                *Annualized.
                                (a)Small Cap Asia Growth Fund commenced
                                operations on July 3, 1995.

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 Global and International Funds


    FINANCIAL
    HIGHLIGHTS

          Small Cap Asia Growth Fund                   Global Corporate Leaders Fund
   1999      1998      1997     1996    1995(a)    1999     1998     1997     1996     1995
----------------------------------------------------------------------------------------------
    $5.69     $7.06    $12.24    $9.76    $10.00    $9.46   $10.59   $11.28   $11.32   $11.17
   (0.10)        --     (0.05)   (0.05)     0.02    (0.02)    0.99     0.03     0.01     0.09
     3.36     (1.37)    (5.13)    2.54     (0.24)    3.67     1.02     0.73     1.84     1.10
     3.26     (1.37)    (5.18)    2.49     (0.22)    3.65     2.01     0.76     1.85     1.19
       --        --        --       --     (0.02)   (0.74)   (0.80)   (0.09)   (0.16)   (0.29)
       --        --        --    (0.01)       --       --       --       --       --    (0.13)
       --        --        --       --        --    (0.08)   (2.34)   (1.36)   (1.73)   (0.62)
       --        --        --       --        --       --       --       --       --       --
       --        --        --    (0.01)    (0.02)   (0.82)   (3.14)   (1.45)   (1.89)   (1.04)
    $8.95     $5.69     $7.06   $12.24     $9.76   $12.29    $9.46   $10.59   $11.28   $11.32
----------------------------------------------------------------------------------------------
   57.29%  (19.41)%  (42.32)%   25.50%  (4.39)%*   39.06%   19.06%    6.90%   16.43%   10.69%
  $14,392   $18,278   $13,867  $23,796    $8,936  $19,617  $17,803  $35,085  $37,223  $53,614
    3.00%     2.86%     2.30%    2.64%    3.51%*    1.96%    2.12%    1.75%    1.90%    1.67%
    2.50%     2.50%     2.30%    2.42%    1.75%*    1.96%    2.12%    1.75%    1.90%    1.67%
  (1.56)%   (0.57)%   (0.32)%  (0.86)%  (1.24)%*  (0.65)%  (0.06)%    0.23%    0.11%    0.48%
  (1.05)%   (0.21)%   (0.32)%  (0.64)%    0.52%*  (0.65)%  (0.06)%    0.23%    0.11%    0.48%
  172.89%   193.48%   187.41%  176.49%   40.22%*   12.76%  137.33%  177.48%  128.05%  166.35%

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                                           International Fund
  PER SHARE OPERATING
  PERFORMANCE                   1999      1998      1997      1996      1995
 ------------------------------------------------------------------------------
  Net asset value, beginning
   of period                    $11.61    $10.10    $10.86    $10.60    $10.37
  Net investment income
   (loss)                        (0.01)     0.17      0.07     (0.02)    (0.01)
  Net realized and
   unrealized gain (loss)
   from investment
   operations                     5.46      1.74      0.10      1.45      0.61
  Total income (loss) from
   investment operations          5.45      1.91      0.17      1.43      0.60
  Less distributions:
  Distributions from net
   investment income             (0.03)    (0.06)    (0.13)    (0.20)       --
  Distributions in excess of
   net investment income            --        --        --        --     (0.35)
  Distributions from net
   realized gains                (3.58)    (0.34)    (0.80)    (0.97)    (0.02)
  Distributions in excess of
   net realized gains               --        --        --        --        --
  Total distributions            (3.61)    (0.40)    (0.93)    (1.17)    (0.37)
  Net asset value, end of
   period                       $13.45    $11.61    $10.10    $10.86    $10.60
-------------------------------------------------------------------------------
  Total return                  47.85%    19.02%     1.61%    13.57%     5.77%
  Ratios/Supplemental Data
  Net assets, end of period
   (thousands)                 $25,304   $24,000   $19,949   $18,891   $17,855
  Ratio of expenses to
   average net assets,
   before reimbursement or
   waiver                        1.98%     2.25%     2.15%     2.45%     2.46%
  Ratio of expenses to
   average net assets, net
   of reimbursement or
   waiver                        1.98%     1.75%     1.75%     2.45%     2.46%
  Ratio of net investment
   income (loss) to average
   net assets, before
   reimbursement or waiver     (0.21)%   (0.16)%     0.13%   (0.39)%   (0.12)%
  Ratio of net investment
   income (loss) to average
   net assets, net of
   reimbursement or waiver     (0.21)%     0.35%     0.53%   (0.39)%   (0.12)%
  Portfolio Turnover Rate      143.82%   143.67%   122.56%   113.55%   137.72%

                                * Annualized.
                                # (before, or net of) reimbursement or waiver
                                  or redemption fee proceeds.
                                (b) The Fund's commencement of operations was
                                    June 3, 1996 with the investment of its
                                    initial capital. The Fund's registration statement with the Securities and Exchange Commission became effective on July 3, 1996. Financial results prior to the effective date of the Fund's registration statement are not presented in this Financial Highlights Table.

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  FINANCIAL
  HIGHLIGHTS

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           Global Income Fund                              Russia Fund                    Worldwide Emerging Markets Fund

------------------------------------------------------------------------------------------------------------------------------------
   1999    1998     1997     1996     1995      1999      1998     1997   1996(b)     1999     1998      1997     1996    1995
------------------------------------------------------------------------------------------------------------------------------------
 $10.36  $10.58   $11.22   $10.75    $9.80     $2.64    $17.50   $11.24   $12.12     $7.13   $10.18    $11.49   $10.70  $11.47
------------------------------------------------------------------------------------------------------------------------------------
   1.16    0.90     1.04     1.01     0.96      0.18      0.15    (0.01)   (0.05)    (0.05)    0.12      0.01      --     0.08
------------------------------------------------------------------------------------------------------------------------------------

 (1.20)   (0.07)   (0.50)    0.36     0.95      3.99    (14.70)    7.57    (0.51)     8.05    (3.08)    (1.32)    0.79   (0.76)
------------------------------------------------------------------------------------------------------------------------------------
  0.04     0.83     0.54     1.37     1.91      4.17    (14.55)    7.56    (0.56)     8.00    (2.96)    (1.31)    0.79   (0.68)
------------------------------------------------------------------------------------------------------------------------------------

 (0.82)   (0.87)   (0.91)   (0.86)   (0.96)    (0.07)    (0.07)     --       --      (0.03)   (0.09)      --       --    (0.08)
   --       --       --       --       --        --        --       --       --        --        --       --       --    (0.01)
 (0.05)   (0.18)   (0.27)   (0.04)     --        --      (0.24)   (1.30)   (0.32)      --        --       --       --      --
   --       --       --       --       --        --        --       --       --        --        --       --       --      --
 (0.87)   (1.05)   (1.18)   (0.90)   (0.96)    (0.07)    (0.31)   (1.30)   (0.32)    (0.03)   (0.09)      --       --    (0.09)
------------------------------------------------------------------------------------------------------------------------------------
 $9.45   $10.36    $10.58   $11.22  $10.75     $6.74     $2.64   $17.50   $11.24    $15.10    $7.13    $10.18   $11.49  $10.70
====================================================================================================================================
(0.31)%    8.21%     5.00%   13.33%  20.10%   159.76%   (82.99)%  67.50%   (9.01)%* 112.58%  (29.06)%  (11.40)%   7.38%  (5.93)%



$31,696  $36,407  $23,668  $29,110  $12,255   $59,011   $19,147  $137,873   $13,846  $154,994   $65,323  $137,686  $254,673 $265,544
------------------------------------------------------------------------------------------------------------------------------------

 1.86%    1.89%    2.17%    2.33%    3.07%    3.32%#    2.64%#    2.89%#     5.07%*#    2.00%    1.85%     1.82%     1.76%    1.88%
------------------------------------------------------------------------------------------------------------------------------------

 1.86%    1.50%    1.50%    1.50%    2.75%    2.23%#    1.84%#    1.85%#     2.65%*#    2.00%    1.85%     1.82%     1.76%    1.88%
------------------------------------------------------------------------------------------------------------------------------------

11.52%   10.99%    8.99%    9.49%    9.48%    3.30%#    0.57%#   (1.14)%#   (3.69)%*#  (0.66)%   1.14%     0.09%    (0.01)%   0.70%
------------------------------------------------------------------------------------------------------------------------------------

11.52%   11.38%    9.66%   10.32%    9.80%    4.39%#    1.36%#   (0.11)%#   (1.27)%*#  (0.66)%   1.14%     0.09%    (0.01)%   0.70%
------------------------------------------------------------------------------------------------------------------------------------
24.56%   45.25%  117.94%   71.83%  164.72%   91.14%    65.76%    66.84%    115.55%    184.39%  107.19%   112.05%    86.26%   92.85%
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                             Precious Metals Funds

                                                Goldfund
  PER SHARE OPERATING
  PERFORMANCE                   1999      1998      1997      1996      1995
 ------------------------------------------------------------------------------
  Net asset value, beginning
   of period                     $3.03     $3.24     $5.97     $6.24     $6.37
  Net investment income
  (loss)                         (0.01)       --        --      0.02        --
  Net realized and
  unrealized gain (loss)
  from investment
  operations                      0.27     (0.21)    (2.52)     0.50     (0.12)
  Total income (loss) from
  investment operations           0.26     (0.21)    (2.52)     0.52     (0.12)
  Less distributions:
   Distributions from net
    investment income               --        --     (0.21)    (0.79)    (0.01)
   Distributions in excess
    of net investment income        --        --        --        --        --
   Distributions from net
    realized gains                  --        --        --        --        --
   Distributions in excess
    of net realized gains           --        --        --        --        --
  Total distributions               --        --     (0.21)    (0.79)    (0.01)
  Net asset value, end of
   period                        $3.29     $3.03     $3.24     $5.97     $6.24
-------------------------------------------------------------------------------
  Total return                   8.58%   (6.39)%  (42.98)%     7.84%   (1.89)%
  Ratios/Supplemental Data
  Net assets, end of period
  (thousands)                  $72,516   $50,841   $53,707  $109,287  $135,779
  Ratio of expenses to
  average net assets,
  before reimbursement or
  waiver                         1.94%     1.74%     1.65%     1.60%     1.70%
  Ratio of expenses to
  average net assets, net
  of reimbursement or
  waiver                         1.94%     1.74%     1.65%     1.60%     1.70%
  Ratio of net investment
  income (loss) to average
  net assets, before
  reimbursement or waiver      (0.02)%     0.08%     0.17%   (0.32)%     0.07%
  Ratio of net investment
  income (loss) to average
  net assets, net of
  reimbursement or waiver      (0.02)%     0.08%     0.17%   (0.32)%     0.07%
  Portfolio Turnover Rate       78.55%    28.93%    38.32%    31.04%    40.41%

                                * Annualized.

                                (c) Six month period ended December 31, 1998.
                                    The Fund changed its fiscal year-end from June 30th to December 31st.

                                (d) Fiscal year-end June 30th.

--

   FINANCIAL
   HIGHLIGHTS

                             Silver Fund
   1999        1998(c)         1998(d)         1997(d)         1996(d)        1995(d)
--------------------------------------------------------------------------------------
    $2.73         $3.26           $3.95           $4.46          $4.00          $3.92
     0.01         (0.01)          (0.02)          (0.04)         (0.03)         (0.03)
     0.23         (0.52)          (0.66)          (0.43)          0.51           0.11
     0.24         (0.53)          (0.68)          (0.47)          0.48           0.08
    (0.01)           --              --              --             --             --
       --            --           (0.01)          (0.04)         (0.02)            --
       --            --              --              --             --             --
       --            --              --              --             --             --
   (0.01)            --           (0.01)          (0.04)         (0.02)            --
    $2.96         $2.73           $3.26           $3.95          $4.46          $4.00
--------------------------------------------------------------------------------------
    8.70%      (16.26)%        (17.32)%        (10.76)%         12.02%          2.04%
  $25,413       $25,560         $34,921         $42,035        $73,945        $65,517
    2.11%        2.37%*           1.90%           1.96%          1.73%          1.82%
    2.11%        2.37%*           1.90%           1.96%          1.73%          1.82%
    0.49%      (0.61)%*         (0.54)%         (0.78)%        (0.72)%        (0.83)%
    0.49%      (0.61)%*         (0.54)%         (0.78)%        (0.72)%        (0.83)%
   29.44%         5.68%          28.78%          18.76%         44.30%         44.22%

                                                                -

                   Fixed-Income Funds and Money Market Funds

                                             GNMA Income Fund
  PER SHARE OPERATING
  PERFORMANCE                    1999      1998      1997      1996      1995
 -------------------------------------------------------------------------------
  Net asset value, beginning
   of period                      $8.53     $8.40     $8.12     $8.19     $7.60
  Net investment income
  (loss)                           0.50      0.48      0.51      0.53      0.58
  Net realized and
  unrealized gain (loss)
  from investment operations      (0.45)     0.13      0.29     (0.08)     0.59
  Total income (loss) from
  investment Operations            0.05      0.61      0.80      0.45      1.17
  Less distributions:
   Distributions from net
   investment Income              (0.50)    (0.48)    (0.52)    (0.52)    (0.58)
   Distributions in excess of
   net investment income             --        --        --        --        --
   Distributions from net
   realized gains                    --        --        --        --        --
   Distributions in excess of
   net realized gains                --        --        --        --        --
   Total distributions            (0.50)    (0.48)    (0.52)    (0.52)    (0.58)
  Net asset value, end of
  period                          $8.08     $8.53     $8.40     $8.12     $8.19
--------------------------------------------------------------------------------
  Total return                    0.58%     7.52%    10.20%     5.71%    15.91%
  Ratios/Supplemental Data
  Net assets, end of period
  (thousands)                  $376,580  $273,591  $158,071  $133,777  $130,681
  Ratio of expenses to
  average net assets, before
  reimbursement or waiver         0.99%     1.01%     1.01%     1.05%     1.01%
  Ratio of expenses to
  average net assets, net of
  reimbursement or waiver         0.99%     1.01%     1.01%     1.05%     1.01%
  Ratio of net investment
  income (loss) to average
  net assets, before
  reimbursement or waiver         6.04%     5.85%     6.28%     6.56%     7.10%
  Ratio of net investment
  income (loss) to average
  net assets, net of
  reimbursement or waiver         6.04%     5.85%     6.28%     6.56%     7.10%
  Portfolio Turnover Rate        25.10%    54.47%   134.28%   128.76%    30.69%

--

   RISKS OF INVESTING

                      Money Market Trust
     1999          1998             1997             1996             1995
-----------------------------------------------------------------------------------------
      $1.00         $1.00            $1.00            $1.00            $1.00
     0.0425        0.0455           0.0458           0.0441           0.0495
         --            --               --               --               --
     0.0425        0.0455           0.0458           0.0441           0.0495
    (0.0425)      (0.0455)         (0.0458)         (0.0441)         (0.0495)
         --            --               --               --               --
         --            --               --               --               --
         --            --               --               --               --
    (0.0425)      (0.0455)         (0.0458)         (0.0441)         (0.0495)
      $1.00         $1.00            $1.00            $1.00            $1.00
-----------------------------------------------------------------------------------------
      4.34%         4.64%            4.68%            4.50%            5.06%
    $97,850       $87,488          $95,149          $97,526          $88,786
      1.01%         1.05%            1.04%            1.04%            1.08%
      1.00%         1.00%            1.00%            1.00%            1.00%
      4.25%         4.51%            4.55%            4.37%            4.87%
      4.26%         4.56%            4.58%            4.41%            4.95%
         --            --               --               --               --

                                                                -

LEXINGTON GLOBAL AND DOMESTIC NO-LOAD MUTUAL FUNDS

Statement of Additional Information

The Statement of Additional Information (SAI) provides a more complete discussion about the Lexington Funds and is incorporated by reference, which means that it is considered a part of this prospectus.

Annual and Semi-Annual Reports

The annual and semi-annual reports to shareholders have more information about each Lexington Fund's investments, including a discussion about the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Trademarks

Lexington Management Corporation has trademark rights for use of the word Lexington, as well as for certain slogans and logos.

Reviewing or Obtaining Additional Information

You may obtain a copy of the SAI and the annual and semi-annual reports (free of charge) by contacting a broker-dealer or other financial intermediaries that sell the Fund's shares or by writing or calling:

  The Lexington Funds
  Park 80 West Plaza Two
  Saddle Brook, New Jersey 07663
  Attention: Shareholder Services
  800.526.0056 Toll-Free
  201.845.7300 Main Number
  investorservices@lexfunds.com Email
  www.lexingtonfunds.com Website

You may also obtain a copy of the SAI and the annual and semi-annual reports (for a fee) by contacting the Public Reference Room of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C., telephone 800-SEC-0330 or website www.sec.gov.

Investment Company Act File No. 811-0865 (Growth and Income); 811-5113 (Global Corporate Leaders); 811-8172 (International); 811-1838 (Worldwide); 811-9649 (Global Technology); 811-7287 (Small Cap Asia Growth); 811-7587 (Russia); 811-2401 (GNMA Income); 811-4675 (Global Income); 811-2701 (Money Market); 811-2881 (Goldfund); 811-4111 (Silver).

                    LEXINGTON GROWTH AND INCOME FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION

                                  May 1, 2000

     This statement of additional information, which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Growth and Income Fund, Inc. (the "Fund") dated May 1, 2000, as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West - Plaza Two, Saddle Brook, New Jersey 07663 or call the following toll-free numbers:

          Shareholder Services:                        1-800-526-0056
          Institutional/Financial Adviser Services:    1-800-367-9160
          24-Hour Account Information:                 1-800-526-0052



Lexington Management Corporation ("LMC") serves as the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the Fund's distributor.

                               TABLE OF CONTENTS



                                                                            Page
                                                                            ----

History of the Fund.........................................................   1

Investment Strategies and Risks of the Fund.................................   1

Investment Policies and Restrictions........................................   2

Portfolio Transactions and Turnover.........................................   3

Management of the Fund......................................................   5

Control Persons and Principal Holders of Securities.........................   9

Investment Adviser, Administrator and Distributor...........................   9

Determination of Net Asset Value............................................  11

Distribution Plan...........................................................  11

Telephone Exchange Provisions...............................................  13

Tax Sheltered Retirement Plans..............................................  14

Capital Stock of the Fund...................................................  15

Dividend Distribution and Reinvestment Policy...............................  15

Tax Matters.................................................................  15

Calculation of Performance Data.............................................  21

Custodian, Transfer Agent and Dividend Disbursing Agent.....................  22

Counsel and Independent Auditors............................................  22

Financial Statements........................................................  23

                              HISTORY OF THE FUND

     The Lexington Growth and Income Fund, Inc. (the "Fund") is a corporation organized under the laws of the State of Maryland on April 30, 1991. The Fund was originally organized as a New Jersey Corporation on February 11, 1959. The Fund is an open-end diversified management investment company.

                  INVESTMENT STRATEGIES AND RISKS OF THE FUND

     The Fund may purchase stock equivalents including warrants, option, convertible debt securities and depository receipts. The common stock equivalents may be converted into or provide the holder with the right to common stock. These investments are made in order to limit the risk of a substantial increase in the market price of a security (or an adverse movement in its applicable currency).

     A warrant typically is a long-term option that permits the holder to buy a specified number of shares of the issuer's underlying common stock at a specified exercise price by a particular expiration date. A warrant not exercised or disposed of by its expiration date expires worthless.

     The Fund may purchase put options on particular securities (or on currencies in which those securities are denominated) in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (or an adverse movement in the applicable currency relative to the U.S. dollar). Prior to expiration, most options are expected to be sold in a closing sale transaction. Profit or loss from the sale depends upon whether the amount received is more or less than the premium paid plus transaction costs. The Fund may purchase put and call options on stock indices in order to hedge against risks of stock market or industry wide stock price fluctuations.

     A convertible security is a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. The price of a convertible security is influenced by the market value of the underlying common stock.

     The Fund may also invest in other types of equity securities including preferred stocks. A preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not normally carry voting rights.

     Depositary receipts include American depositary receipts ("ADRs"), European depositary receipts ("EDRs"), global depositary receipts ("GDRs") and other similar instruments. Depositary receipts are receipts typically issued in connection with a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.

     The Fund may invest up to 10% of its total assets in shares of other investment companies that invest in securities in which it may otherwise invest.

     The Fund may "hedge" against changes in financial markets, currency rates and interest rates. A typical hedge is designed to offset a decline that could hurt the value of the Fund's securities. The Fund may hedge with "derivatives." Derivatives are instruments whose value is lined to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. Although the Fund may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the Fund than if it did not hedge. If the Fund does not correctly predict a hedge, it may lose money. In addition, the Fund pays commissions and other costs in connection with such investments.

     The Fund may invest in fixed-rate and floating- or variable-rate U.S. government securities. The U.S. Government guarantees payments of interest and principal of U.S. Treasury bills, notes and bonds, mortgage-related securities and other securities issued by the U.S. government. Other securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, for example those issued by the Federal Home Loan Bank, whereas others, such as those issued by the FNMA, Farm Credit System and Student Loan Marketing Association, have an additional line of credit with the U.S. Treasury.

     Short-term U.S. government securities generally are considered to be among the safest short-term investments. However, the U.S. government does not guarantee the net asset value of the Funds' shares. With respect to U.S. government securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities. Accordingly, such U.S. government securities may involve risk of loss of principal and interest.

     The Fund's investment portfolio may include repurchase agreements
("repos") with banks and dealers in U.S. Government securities. A repurchase agreement involves the purchase by the Fund of an investment contract from a bank or a dealer in U.S. Government securities which contract is secured by debt securities whose value is equal to or greater than the value of the repurchase agreement including the agreed upon interest. The agreement provides that the institution will repurchase the underlying securities at an agreed upon time and price. Under the Investment Company Act, repurchase agreements are considered to be loans by the Fund and must be fully collateralized by collateral assets. If the seller defaults on its obligations to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security, may incur a loss if the value of the security declines and may incur disposition costs in liquidating the security. The total amount received on repurchase would exceed the price paid by the Fund, reflecting an agreed upon rate of interest for the period from the date of the repurchase agreement to the settlement date, and would not be related to the interest rate on the underlying securities. The difference between the total amount to be received upon the repurchase of the securities and the price paid by the Fund upon their acquisition is accrued daily as interest. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in the market value of the collateral securities. The Fund intends to limit repurchase agreements to transactions with institutions believed by LMC to present minimal credit risk.


                     INVESTMENT POLICIES AND RESTRICTIONS

     The Fund shall not: (i) issue senior securities; (ii) underwrite securities of other issuers; (iii) purchase or sell real estate, commodity contracts or commodities (however, the Fund may purchase interests in real estate investment trusts whose securities are registered under the Securities Act of 1933 and are readily marketable); (iv) make loans to other persons except (a) through the purchase of a portion or portions of publicly distributed bonds, notes, debentures and evidences of indebtedness authorized by its investment policy, or
(b) through investments in "repurchase agreements" (which are arrangements under which the Fund acquires a debt security subject to an obligation of the seller to repurchase it at a fixed price within a short period), provided that no more than 10% of the Fund's assets may be invested in repurchase agreements which mature in more than seven days; (v) purchase the securities of another investment company or investment trust except in the open market where no profit results to a sponsor or dealer, other than the customary broker's commission;
(vi) purchase any security on margin or effect a short sale of a security; (vii) buy securities from or sell securities to any of its officers and directors or those of the investment adviser or principal distributor as principal; (viii) contract to sell any security or evidence of interest therein except to the extent that the same shall be owned by the Fund; (ix) retain securities of an issuer when one or more of the officers and directors of the Fund or the investment adviser or a person owning more than 10% of the stock of either, own beneficially more than 0.5% of the securities of such issuer and the persons owning more than 0.5% of such securities together own beneficially more than 5% of the securities of such issuer; (x) invest more than 5% of the value of its total assets in the securities of any one issuer nor acquire more than 10% of the outstanding voting securities of any one issuer; (xi) invest in companies for the purpose of exercising management or control; or (xii) concentrate its investments in a particular industry; thus the Fund will not purchase a security if the immediate effect of such purchase would be to increase the Fund's holdings in such industry above 25% of the Fund's assets.

     The Fund shareholder vote required for modification of the investment policies or restrictions listed above is the lesser of: (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% are present or represented by proxy; or (b) more than 50% of the voting securities.

     In addition to the above fundamental investment restrictions, the Fund has undertaken not to: a) invest an aggregate of more than 5% of its total assets in the securities of unseasoned issuers and equity securities of issuers which are not readily marketable; b) invest in puts, calls, straddles, spreads, and any combination thereof; or c) pledge, mortgage or hypothecate the assets of the Fund to an extent greater than 15% of the gross assets of the Fund taken at cost.

     The Fund has authority to borrow money from a bank not in excess of the lesser of: (a) 5% of the gross assets of the Fund at the current market value at the time of such borrowing; or (b) 10% of the gross assets of the Fund taken at cost. Any such borrowing may be undertaken only as a temporary measure for extraordinary or emergency purposes. This borrowing power has not been exercised by the Fund's management.

     The 5% diversification limitation set forth in subparagraph (x) above does not apply to obligations issued or guaranteed as to principal and interest by the United States Government, nor does it apply to bank certificates of deposit, which are not classified by the Fund as securities for the purposes of this limitation.

     The Fund may not use more than 5% of its net assets to purchase illiquid securities. The Fund treats any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. The Fund also treats repurchase agreements with maturities in excess of seven days as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the Securities Act of 1933 and that, subject to the review by the Board of Directors and guidelines adopted by the Board of Directors, LMC has determined to be liquid.


                      PORTFOLIO TRANSACTIONS AND TURNOVER

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met.
Section 28 (e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commission than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the person so commissions paid are "reasonable in the relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for execution services alone. Nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States.

     Although the Fund does not generally intend to invest for the purpose of seeking short-term profits, the Fund's investments may be changed when circumstances warrant, without regard to the length of time a particular security has been held. It is expected that the Fund will have an annual portfolio turnover rate that will generally not exceed 100%. A 100% turnover rate would occur if all the Fund's portfolio investments were sold and either repurchased or replaced within a year. A high turnover rate (100% or more) results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

     The Fund paid brokerage commissions and portfolio turnover rates are as follows:

                   Total Brokerage         Soft Dollar      Portfolio Turnover
                   Commissions Paid      Commissions Paid         Rates

     1997              $457,246              $172,381             88.15%
     1998              $372,204              $177,110             63.20%
     1999              $482,487              $273,439             86.31%

                             MANAGEMENT OF THE FUND
                             ----------------------

     The Fund's Directors and executive officers, their ages as of the Fund's most recent fiscal year-end, their principal occupations and former affiliations are set forth below:

           Name                         Title             Experience Over Past 5 Years
+          S.M.S. CHADHA (62)           DIRECTOR          Secretary, Ministry of External Affairs,
           3/16 Shanti Niketan,                           New Delhi, India; Head of Foreign Service
           New Delhi 21, India                            Institute, New Delhi, India; Special Envoy
                                                          of the Government of India; Director,
                                                          Special Unit for Technical Cooperation
                                                          among Developing countries, United
                                                          Nations Development Program, New York

*+         ROBERT M. DEMICHELE (55)     CHAIRMAN &        Chairman and Chief Executive Officer,
           P.O. BOX 1515                PRESIDENT         Lexington Management Corporation;
           Saddle Brook, NJ 07663                         President and Director, Lexington Global
                                                          Asset Managers, Inc.; Chairman of the
                                                          Board, Market Systems Research, Inc.
                                                          and Market Systems Research Advisors,
                                                          Inc.; Director, Chartwell Re Corporation,
                                                          Claredon National Insurance Company,
                                                          The Navigator's Group, Inc., Unione
                                                          Italiana Reinsurance, Vanguard Cellular
                                                          Systems, Inc. and Weeden & Co.; Vice
                                                          Chairman of the Board of Trustees,
                                                          Union College and Trustee, Smith
                                                          Richardson Foundation

+          BEVERLEY C. DUER (70)        DIRECTOR          Private Investor.  Formerly Manager,
           340 East 72nd Street                           Operations Research Department, CPC
           New York, NY 10021                             International Inc.

*+         BARBARA R. EVANS (39)        DIRECTOR          Private Investor, formerly Assistant Vice
           5 Fernwood Road                                President and Securities Analyst,
           Summit, NJ 07901                               Lexington Management Corporation.


+          JERARD F. MAHER (54)         DIRECTOR          General Counsel, Federal Business
           300 Raritan Center Parkway                     Center; Counsel, Ribis, Graham & Curtin.
           Edison, NJ 08818

+          ANDREW M. MCCOSH (59)        DIRECTOR          Professor of the Organisation of
           12 Wyvern Park                                 Industry and Commerce, Department of
           Edinburgh EH92JY, Scotland                     Business Studies, The University of
           U.K.                                           Edinburgh, Scotland.

+          DONALD B. MILLER (73)        DIRECTOR          Chairman, Horizon Media, Inc.; Trustee,
           10725 Quail Covey Drive                        Galaxy Funds; Director, Maguire Group
           Boynton Beach, Fl 33436                        of Connecticut; prior to January 1989,
                                                          President, Director and C.E.O., Media
                                                          General Broadcast Services.

+          ALLEN H. STOWE (62)          DIRECTOR          President, Dartmouth Co-operative
           3674 Fifth & Ocean Aves.                       Society Co., Inc.
           Normandy Beach, NJ 08739

*+         ALAN H. WAPNICK (53)         VICE PRES.        Senior Vice President, Director of
           P.O. BOX 1515                AND               Domestic Equity Investment Strategy,
           Saddle Brook, NJ 07663       PORTFOLIO         Lexington Management Corporation.
                                        MANAGER


*+         RICHARD M. HISEY (41)        VICE PRES.        Executive Vice President (Mutual Funds),
           P.O. Box 1515                                  Chief Financial Officer, Managing
           Saddle Brook, NJ 07663                         Director and Director, Lexington
                                                          Management Corporation; Chief Financial
                                                          Officer, Vice President and Director,
                                                          Lexington Funds Distributor, Inc.; Chief
                                                          Financial Officer, Market Systems
                                                          Research Advisors, Inc.; Executive Vice
                                                          President (Mutual Funds) and Chief
                                                          Financial Officer, Lexington Global Asset
                                                          Mangers, Inc.

*+         LISA CURCIO (40)             VICE PRES.        Senior Vice President and Secretary,
           P.O. BOX 1515                AND               Lexington Management Corporation; Vice
           Saddle Brook, NJ 07663       SECRETARY         President and Secretary, Lexington
                                                          Funds Distributor, Inc.; Secretary,
                                                          Lexington Global Asset Managers, Inc.

*+         RICHARD J. LAVERY, CLU,      VICE PRESIDENT    Senior Vice President, Lexington
           ChFC (46)                                      Management Corporation; Vice
           P.O. BOX 1515                                  President, Lexington Funds Distributor,
           Saddle Brook, NJ 07663                         Inc.

*+         JANICE CARNICELLI (40)       VICE PRESIDENT    Vice President, Lexington Funds
           P.O. BOX 1515
           Saddle Brook, NJ 07663

*+         CHRISTIE CARR-WALDRON (32)   TREASURER         Treasurer, Lexington Funds
           P.O. BOX 1515
           Saddle Brook, NJ 07663

*+         CHRISTINE SPELLMAN (33)      ASSISTANT         Assistant Vice President, Lexington
           P.O. BOX 1515                VICE PRESIDENT    Funds.   Prior to 1999, Manager of
           Saddle Brook, NJ 07663                         Shareholder Services - Lexington Funds.

*+         CATHERINE DiFALCO (30)       ASSISTANT         Assistant Treasurer, Lexington Funds
           P.O. BOX 1515                TREASURER
           Saddle Brook, NJ 07663

*+         SIOBHAN GILFILLAN (36)       ASSISTANT         Assistant Treasurer, Lexington Funds
           P.O. BOX 1515                TREASURER
           Saddle Brook, NJ 07663

*+         SHERI MOSCA (36)             ASSISTANT         Assistant Treasurer, Lexington Funds.
           P.O. BOX 1515                TREASURER
           Saddle Brook, NJ 07663

*+         PETER CORNIOTES (37)         ASSISTANT         Vice President and Assistant Secretary,
           P.O. BOX 1515                SECRETARY         Lexington Management Corporation;
           Saddle Brook, NJ 07663                         Assistant Secretary, Lexington Funds
                                                          Distributor, Inc.

*+         ENRIQUE FAUST (39)           ASSISTANT         Assistant Vice President, Lexington
           P.O. BOX 1515                SECRETARY         Management Corporation
           Saddle Brook, NJ 07663

  * "Interested person" and/or "affiliated person" as defined in the Investment Company Act of 1940, as amended.

  + Messrs. Chadha, Corniotes, DeMichele, Duer, Faust, Hisey, Lavery, Maher, McCosh, Miller, Stowe and Mmes. Carnicelli, Wapnick, Carr-Waldron, Curcio, DiFalco, Evans, Gilfillan, Mosca and Spellman hold similar offices with some or all of the other registered investment companies advised and/or distributed by Lexington Management Corporation or Lexington Funds Distributor, Inc. As a Director, Allen
           H. Stowe does not have voting authority. The Board of Directors met 5 times during the twelve months ended December 31, 1999, and each of the Directors attended at least 75% of those meetings.

REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

     Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof up to a maximum of $9,000 per year for Directors living outside the U.S. and $6,000 per year for Directors living within the U.S. Each Director who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves.

     Set forth below is information regarding compensation paid or accrued during the period January 1, 1999 to December 31, 1999 for each Director:


                                  Aggregate           Total Compensation          Number of
                           Compensation from Fund      from Fund and          Directorships in
    Name of Director                                    Fund Complex            Fund Complex
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S.M.S. Chadha                              $1,600                 $24,006                      15
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Robert M.DeMichele                              0                       0                      15
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Beverly C. Duer                            $1,946                 $29,656                      15
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Barbara R. Evans                                0                       0                      15
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Richard M. Hisey                                0                       0                       8
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Jerard F. Maher                            $1,488                 $22,976                      15
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Andrew M. McCosh                           $1,600                 $24,006                      15
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Donald B. Miller                           $1,600                 $24,006                      15
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Frances Olmsted*                           $1,464                 $16,800                     N/A
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John G. Preston                            $1,600                 $24,006                      15
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Margaret W. Russell*                       $1,243                 $18,000                     N/A
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Philip C. Smith*                           $1,326                 $19,200                     N/A
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Allen H. Stowe                             $    0                 $12,712                      15
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Frances A. Sunderland*                     $1,246                 $16,800                     N/A
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* Retired

                RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (I.E., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

     Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

     Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications.As of December 31, 1999, the estimated credited years of service for Directors Chadha, Duer, Maher, McCosh, Miller and Stowe are 4, 21, 4, 4, 25, and 3, respectively.

                 HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS


                                       $20,000                 $25,000                 $30,000                 $35,000

                                                   ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
       YEARS OF
       SERVICE

          15                           $15,000                 $18,750                 $22,500                 $26,250
          14                            14,000                  17,500                  21,000                  24,500
          13                            13,000                  16,250                  19,500                  22,750
          12                            12,000                  15,000                  18,000                  21,000
          11                            11,000                  13,750                  16,500                  19,250
          10                            10,000                  12,500                  15,000                  17,500


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     As of April 4, 2000, there are no persons known by fund management to have owned beneficially, directly or indirectly, 5% or more of the outstanding shares of Lexington Growth and Income Fund, Inc.


               INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

     LMC, P.O. Box 1515/Park 80 West Plaza Two, Saddle Brook, N.J. 07663, is the investment adviser to the Fund, pursuant to an Investment Management Agreement dated April 15, 1992 (the "Advisory Agreement"). LFD is the distributor of Fund shares pursuant to a Distribution Agreement dated April 22, 1991 (the "Distribution Agreement"). Both of these agreements were approved by the Fund's Board of Directors (including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on November 29, 1999 and were last approved by the Board of Directors on November 29, 1999.

     LMC is paid an investment advisory fee at the annual rate of 0.75% of the net assets of the Fund up to $100 million; 0.60% of such value in excess of $100 million up to $150 million; 0.50% of such value in excess of $150 million up to $250 million; and 0.40% of such value in excess of $250 million. This fee is computed on the basis of the Fund's daily net assets and is payable on the last business day of each month.

     Under the terms of the advisory agreement LMC also pays the Fund's expenses for office rent, utilities, telephone, furniture and supplies utilized for the Fund's principal office and the salaries and payroll expense of officers and directors of the Fund who are employees of LMC or its affiliates in carrying out its duties under the investment advisory agreement. The Fund pays all its other expenses, including custodian and transfer agent fees, legal and registration fees, audit fees, printing of prospectuses, shareholder reports and communications required for regulatory purposes or for distribution to existing shareholders, computation of net asset value, mailing of shareholder reports and communications, portfolio brokerage, taxes and independent directors' fees, and furnishes LFD, at printers overrun cost paid by LFD, such copies of its prospectus, annual, semi-annual and other reports and shareholder communication as may be reasonably required for sales purposes.

     LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. LMC may terminate this voluntary reduction at any time. In the event that the Fund's expenses exceed such limitation at any month end, the investment advisory fee paid by the Fund for such month is reduced accordingly.

     Fund Advisory Fee Paid to LMC:

        Fiscal Year                                  Investment Advisory
           Ended                                       Fees Paid to LMC
           1997...................................         1,403,527

           1998...................................         1,466,333

           1999...................................         1,498,729

     The investment advisory agreement with LMC will automatically terminate if assigned and may be terminated by either party upon 60 days' notice. The terms of the agreement and any renewal thereof must be approved annually by a majority of the Fund's Board of Directors, including a majority of directors who are not parties to the Agreement or "interested persons" of such parties, as such term is defined under the Investment Company Act of 1940, as amended.

     LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations which own significant amounts of capital stock of LMC's parent (see below). These clients pay fees which LMC considers comparable to the fee levels for similarly served clients.

     LMC as owner of the registered service mark "Lexington" will sublicense to the Fund to include the word "Lexington" as part of its corporate name subject to revocation by LMC in the event that the Fund ceases to engage LMC or its affiliate as investment adviser or distributor. In that event the Fund will be required upon demand of LMC to change its name to delete the word "Lexington" therefrom.

     LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     LMC's accounts are managed independently with reference to the applicable investment objectives and current security holdings, but on occasion more than one fund or counsel account may seek to engage in transactions in the same security at the same time. To the extent practicable, such transactions will be effected on a pro-rata basis in proportion to the respective amounts of securities to be bought and sold for each portfolio, and the allocated transactions will be averaged as to price. While this procedure may adversely affect the price or volume of a given Fund transaction, LMC believes that the ability of the Fund to participate in combined transactions may generally produce better executions overall.

     Of the directors, executive officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Lavery and Wapnick and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan, Mosca and Spellman (see "Management of the Fund") may also be deemed affiliates of LMC by virtue of being officers, directors or employees thereof.

     LMC also acts as administrator to the Fund and performs certain administrative and internal accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian of, transfer agent and provides facilities for such services. The Fund reimburses LMC for its actual cost in providing such services, facilities and expenses.

     LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc. ("LGAM"), a publicly traded corporation. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

     On February 29, 2000, LGAM entered into an agreement with ReliaStar Financial Corp. ("ReliaStar") for ReliaStar to acquire LGAM. On May 1, 2000, ING Groep NV ("ING") entered into an agreement with ReliaStar for ING to acquire ReliaStar. ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees. Completion of the acquisition is contingent upon, among other things, certain shareholder and regulatory approvals. The closing of the acquisition is expected to occur during the third quarter of 2000. On April 18, 2000, the Board of Directors/Trustees of each Fund met and considered a number of matters related to the proposed acquisition. Among the matters approved were new investment management agreements with Pilgrim Investments, Inc. ("Pilgrim"), an indirect, wholly-owned subsidiary of ReliaStar, and nominations for election of new Directors/Trustees. The Directors/Trustees recommended that the new investment management agreements be presented for approval by shareholders and authorized the mailing of proxy materials. The Directors/Trustees of the Lexington Funds will meet to reconsider the proposed investment management agreements with Pilgrim. If approved by the Directors/Trustees, the agreements will be presented to shareholders for their consideration.

     LFD also serves as distributor for Fund shares under a Distribution Agreement which is subject to annual approval by a majority of the Fund's Board of Directors, including a majority of directors who are not "interested persons".


                        DETERMINATION OF NET ASSET VALUE

     The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's Day, King Holiday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Portfolio securities are valued using current market valuations: either the last reported sales price or, in the case of securities for which there is no reported last sale and fixed-income securities, the mean between the closing bid and asked price. Securities for which market quotations are not readily available or which are illiquid are valued at their fair values as determined in good faith under the supervision of the Funds' officers, and by the Manager and the Board, in accordance with methods that are specifically authorized by the Board. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

     Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded.


                               DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, which provides that the Fund may pay distribution fees including payments to the Distributor, at an annual rate not to exceed 0.25% of its average daily net assets for distribution services.

     Distribution payments will be made as follows: The Fund, either directly or through the Adviser, may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a Selected Dealer Agreement with the Distributor, (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Adviser or with the Distributor, with respect to Fund shares owned by shareholders for which such Broker is the dealer or holder of record or such servicing agent has a servicing relationship, or (iii) for expenses associated with distribution of Fund shares, including the compensation of the sales personnel of the Distributor; payments of no more than an effective annual rate of 0.25%, or such lesser amounts as the Distributor determines appropriate. Payments may also be made for any advertising and promotional expenses relating to selling efforts, including but not limited to the incremental costs of printing prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Fund; the costs of preparing and distributing any other supplemental sales literature; costs of radio, television, newspaper and other advertising; telecommunications expenses, including the cost of telephones, telephone lines and other communications equipment, incurred by or for the Distributor in carrying out its obligations under the Distribution Agreement.

     Quarterly, in each year that this Plan remains in effect, the Fund's Treasurer shall prepare and furnish to the Directors of the Fund a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Fund under the Plan and purposes for which such expenditures were made.

     The Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Fund's Directors and the Directors who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

     The Plan shall remain in effect for one year from its adoption date and may be continued thereafter if the Plan and all related agreements are approved at least annually a majority vote of the Directors of the Fund, including a majority of the Qualified Directors cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval. All material amendments to this Plan must be approved by a vote of the Directors of the Fund, and of the Qualified Directors, cast in person at a meeting called for the purpose of voting thereon.

     The Plan may be terminated at any time by a majority vote of the Qualified Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by vote of a majority of the outstanding voting securities of the Fund, as defined in Section 2(a)(42) of the 1940 Act.

     While the Plan is in effect, the selection and nomination of the"non-interested" Directors of the Fund will be committed to the discretion of the Qualified Directors then in office.


                         TELEPHONE EXCHANGE PROVISIONS

     Exchange instructions may be given in writing or by telephone. Telephone exchanges may only be made if a Telephone Authorization form has been previously executed and filed with LFD. Telephone exchanges are permitted only after a minimum of seven (7) days have elapsed from the date of a previous exchange. Exchanges may not be made until all checks in payment for the shares to be exchanged have been cleared.

     Telephonic exchanges can only involve shares held on deposit at State Street Bank and Trust Company (the "Agent"); shares held in certificate form by the shareholder cannot be included. However, outstanding certificates can be returned to the Agent and qualify for these services. Any new account established with the same registration will also have the privilege of exchange by telephone in the Lexington Funds. All accounts involved in a telephonic exchange must have the same registration and dividend option as the account from which the shares were transferred and will also have the privilege of exchange by telephone in the Lexington Funds in which these services are available.

     By checking the box on the New Account Application authorizing telephone exchange services, a shareholder constitutes and appoints LFD as the true and lawful attorney to surrender for redemption or exchange any and all non-certificate shares held by the Agent in account(s) designated, or in any other account with the Lexington Funds, present or future which has the identical registration, with full power of substitution in the premises. This selection also authorizes and directs LFD to act upon any instruction from any person by telephone for exchange of shares held in any of these accounts. In acting on a request to exchange, LFD is authorized to purchase shares of any other Lexington Fund that is available, provided the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. The shareholder also agrees that neither LFD, the Agent, or the Fund(s) will be liable for any loss, expense or cost arising out of any requests effected in accordance with this authorization which would include requests effected by impostors or persons otherwise unauthorized to act on behalf of the account. LFD, the Agent, and the Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and if they do not employ reasonable procedures they may be liable for any losses due to unauthorized or fraudulent instructions. The following identification procedures may include, but are not limited to, the following: account number, registration and address, taxpayer identification number and other information particular to the account. In addition, all telephone exchange and telephone redemption transactions will take place on recorded telephone lines and each transaction will be confirmed in writing by the Fund. If the shareholder is an entity other than an individual, it may be required to certify that certain persons have been duly elected and are now legally holding the titles given and that the said corporation, trust, unincorporated association, etc. is duly organized and existing and has the power to take action called for by this continuing authorization. LFD reserves the right to cease to act as attorney subject to the above appointment upon thirty (30) days written notice to the address of record.

     Exchange Authorizations forms, Telephone Authorization forms and prospectuses of the other funds may be obtained from LFD.

     LFD has made arrangements with certain dealers to accept instructions by telephone to exchange shares of the Fund or shares of one of the other Lexington Funds at net asset value as described above. Under this procedure, the dealer must agree to indemnify LFD and the funds from any loss or liability that any of them might incur as a result of the acceptance of such telephone exchange orders. A properly signed Exchange Authorization must be received by LFD within 5 days of the exchange request. LFD reserves the right to reject any telephone exchange request. In each such exchange, the registration of the shares of the Fund being acquired must be identical to the registration of the shares of the Fund being exchanged. Any telephone exchange orders so rejected may be processed by mail.

     This exchange offer is available only in states where shares of the Fund being acquired may legally be sold and may be modified or terminated at any time by the Fund. Broker-dealers who process exchange orders on behalf of their customers may charge a fee for their services. Such fee may be avoided by making requests for exchange directly to the Fund or Agent.


                         TAX SHELTERED RETIREMENT PLANS

     The Fund makes available a variety of Prototype Pension and Profit Sharing Plans including a 401(k) Salary Reduction Plan and a 403(b)(7) Plan. Plan services are available by contacting the Shareholder Services Department of the Distributor at 1-800-526-0056.

     Individual Retirement Account (IRA): Individuals may make tax deductible contributions to their own Individual Retirement Accounts ("IRA") established under Section 408 of the Internal Revenue Code of 1986, as amended (the "Code"). Married investors filing a joint return (i) neither of whom is an active participant in an employer sponsored retirement plan, or (ii) for 1999 who have an adjusted gross income of $51,000 or less ($31,000 or less for single taxpayers) may each make a $2,000 annual deductible IRA contribution. For adjusted gross incomes over $51,000 ($31,000 for single taxpayers), the IRA deduction limit is generally phased out ratably over the next $10,000 of adjusted gross income, subject to a minimum $200 deductible contribution. Investors who are not able to deduct a full $2,000 IRA contribution because of the limitations may make a non-deductible contribution to their IRA to the extent a deductible contribution is not allowed. Federal income tax on accumulations earned on deductible or non-deductible contributions is deferred until such time as these amounts are deemed distributed to an investor. Rollovers are also permitted. The Disclosure statement required by the Internal Revenue Service ("IRS") is provided by the Fund.

     Roth IRA: Individuals may make non-deductible contributions to their own Roth Individual Retirement Accounts ("Roth IRAs") under Section 408A of the Code. Generally, Roth IRAs are subject to many of the same rules as Traditional IRAs. Most important with a Roth IRA: there is no income tax on qualified withdrawals. In addition, unlike a Traditional IRA, there is no prohibition on making contributions to a Roth IRA after an individual reaches age 702, and there are no required minimum withdrawals beginning at that age. Total contributions to all of an individual's Traditional and Roth IRAs may not exceed $2,000 per year (other limitations may apply). The $2,000 maximum contribution amount is reduced by any amounts contributed in the same year to a Traditional IRA or another Roth IRA. Married investors filing a joint return may not make a Roth IRA contribution for a year in which his or her joint adjusted gross income is $160,000 or greater (for unmarried investors, $110,000 or greater), and the amount allowed as a contribution is phased out ratably for married investors with an adjusted gross income of more than $150,000, but less than $160,000 (for unmarried investors, more than $95,000, but less than $110,000). Married investors filing separate returns may not contribute to a Roth IRA in a year in which his or her adjusted gross income is $10,000 or more (the allowed contribution amount is phased out ratably over the first $10,000 of this investor's adjusted gross income). The Disclosure statement required by the IRS is provided by the Fund upon opening a Roth IRA.

     The minimum initial investment to establish a tax-sheltered plan through the Fund is $250 for both Keogh Plans and IRA Plans. Subsequent investments are subject to a minimum of $50 for each account.

     Self-Employed Retirement Plan (HR-10): Self-employed individuals may make tax deductible contributions to a prototype defined contribution pension plan or profit sharing plan. There are, however, a number of special rules which apply when self-employed individuals participate in such plans. Currently purchase payments under a self-employed plan are deductible only to the extent of the lesser of (i) $30,000 or (ii) 25% of the individual's earned annual income (as defined in the Code) and in applying these limitations not more than $150,000 of "earned income" may be taken into account.

     Corporate Pension and Profit Sharing Plans: The Fund makes available a Prototype Defined Contribution Pension Plan and a Prototype Profit Sharing Plan.

     All purchases and redemptions of Fund shares pursuant to any one of the Fund's tax sheltered plans must be carried out in accordance with the provisions of the Plan. Accordingly, all plan documents should be reviewed carefully before adopting or enrolling in the plan. Investors should especially note that a penalty tax of 10% may be imposed by the IRS on early withdrawals under corporate, Keogh or IRA Plans. It is recommended by the IRS that an investor consult a tax adviser before investing in the Fund through any of these plans.

     An investor participating in any of the Fund's special plans has no obligation to continue to invest in the Fund and may terminate the Plan with the Fund at any time. Except for expenses of sales and promotion, executive and administrative personnel, and certain services which are furnished by LMC, the cost of the plans generally is borne by the Fund; however, each IRA Plan account is subject to an annual maintenance fee of $12.00 charged by the Agent.


                           CAPITAL STOCK OF THE FUND

     The Fund has one class of stock which has no preemptive rights.


                 DIVIDEND DISTRIBUTION AND REINVESTMENT POLICY

     The Fund intends to pay semi-annual dividends from investment income, if earned and as declared by its Board of Directors. The Board of Directors may, at its discretion, elect to retain or declare and pay distributions from any realized security profits.

     Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund unless and until the shareholder notifies State Street Bank and Trust Company (the "Agent") in writing that he wants to receive his payments in cash.This request must be received by the Agent at least seven days before the dividend record date. Upon receipt by the Agent of such written notice, all further payments will be made in cash until written notice to the contrary is received. An account of such shares owned by each shareholder will be maintained by the Agent.

     Shareholders whose accounts are maintained by the Agent will have the same rights as other shareholders with respect to shares so registered (see "How to Purchase Shares" in the Prospectus).

                                  TAX MATTERS

     Information set forth in the Prospectus and this SAI is only a summary of certain key tax considerations generally affecting purchasers of shares of the Fund. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt has been made to present a complete explanation of the federal, state and local tax treatment of the Fund or the implications to shareholders, and the discussions here and in the Fund's Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances. In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

          The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

          In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement").

          In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), generally will be treated as ordinary income or loss.

          The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC. Second, the Fund that invests in stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund's adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. The Fund's holding period with respect to its PFIC stock subject to the election will commence on the first day of the next taxable year. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

          Finally, if the Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

          Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund's total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     For purposes of calculating the excise tax, a regulated investment company:
(1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) excludes foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining the company's ordinary taxable income for the succeeding calendar year).

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

     The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the dividend-received deduction.

     Ordinary income dividends paid by the Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4):
(i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code

Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or
(2) by application of Code Section 246(b) which in general limits the dividends-received deduction to 70% of the shareholder's taxable income (determined without regard to the dividends-received deduction and certain other items).

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his or her shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic qualified "small business" stock will be subject to tax.

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Alternative Minimum Tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

     Distributions by the Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

          A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

          Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to such foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against such gross income or a credit against the U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder generally would be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends, and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.


Effect of Future Legislation, Local Tax Considerations

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

     Rules of state and local taxation of ordinary income dividends, exempt-interest dividends, and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.


                        CALCULATION OF PERFORMANCE DATA

     For purposes of quoting and comparing the performance of the Fund to that of other mutual fund and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:


     P(l + T)/n /= ERV

     Where:      P   =  a hypothetical initial payment of $1,000
                 T   =  average annual total return
                 n   =  number of years (1, 5 or 10)
                ERV  =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and
will cover one,   five,  and  ten  year  periods  or  a  shorter  period  dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at the net asset value as described in the Prospectus on the reinvestment dates during the period. The total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time. Lexington Growth and Income Fund, Inc.'s total return for the 1, 5 and 10 years ended December 31, 1999 is a follows:

       ========================================================================
       Period                                                Average Annual
                                                             Total Return
       ------------------------------------------------------------------------
       1 year ended December 31, 1999......................      15.54%
       ------------------------------------------------------------------------
       5 years ended December 31, 1999.....................      23.17%
       ------------------------------------------------------------------------
       10 years ended December 31, 1999....................      14.62%
       ========================================================================

          Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard & Poor's 500 Composite Stock Price Index or the Dow Jones Industrial Average, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.


            CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 has been retained to act as the Custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the S.E.C. and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02181, has been retained to act as the transfer agent and dividend disbursing agent. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.


                        COUNSEL AND INDEPENDENT AUDITORS

     Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the offering of its shares. KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected as independent auditors for the Fund for the fiscal year ending December 31, 2000.